UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MYND ANALYTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MYND ANALYTICS, INC.

26522 La Alameda, Suite 290
Mission Viejo, CA 92691

July 27, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of MYnd Analytics, Inc. (the "Company"), which will be held on Monday, August 21, 2017 at 9:00 a.m. ET via live webcast. The annual meeting will be a completely virtual meeting of stockholders. You will only be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MYnd2017. You will also be able vote your shares electronically at the online annual meeting. At this meeting, the Company's stockholders will vote on the following proposals:

1)	to elect four directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified (Proposal No.1);

2)	to amend the Company’s 2012 Omnibus Incentive Compensation Plan (the "2012 Plan") to increase: (i) the total number of shares of common stock, par value $0.001 per share ("Common Stock"), available for grant under the 2012 Plan (subject to the overall limits described in clause (ii) below) from 550,000 shares to an aggregate of 975,000 shares; (ii) the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the evergreen provision, from 885,781 shares to 1,570,248 shares and (iii) the annual individual award limits under the 2012 Plan to 150,000 shares of Common Stock (subject to adjustment in accordance with the 2012 Plan) (Proposal No. 2);

3)	to amend the Company's certificate of incorporation to reduce the number of shares of Common Stock authorized for issuance from 500,000,000 to 250,000,000 (Proposal No. 3);

4)	to ratify the selection by the Audit Committee of Marcum, LLP as our independent registered accounting firm for the fiscal year ending September 30, 2017 (Proposal No. 4); and

5)	to transact such other business as may properly come before the annual meeting and any meeting following postponement or adjournment thereof.

Your vote is extremely important. I hope you will be able to attend the annual meeting. Details regarding how to attend the meeting online and the business to be conducted at the annual meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. We consider the votes of all of our stockholders to be important, whether you own a few shares or many. Whether or not you plan to attend the annual meeting, please vote your shares as promptly as possible by completing, signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. Alternatively, you may vote via the Internet or by calling the toll-free telephone number as further instructed in these materials. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain a legal proxy issued in your name from that record holder.

You may revoke your proxy at any time before it is exercised at our annual meeting by following the instructions in the accompanying proxy statement.

Very truly yours,

/s/ George C. Carpenter IV
George C. Carpenter IV
President and Chief Executive Officer

MYND ANALYTICS, INC.
26522 La Alameda, Suite 290
Mission Viejo, CA 92691

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of MYnd Analytics, Inc. ("MYnd") will be held on Monday, August 21, 2017 at 9:00 a.m. ET via live webcast. The annual meeting will be a completely virtual meeting of stockholders. You will only be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MYnd2017. You will also be able vote your shares electronically at the online annual meeting. At this meeting, the Company's stockholders will vote on the following proposals:

1)	to elect four directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified (referred to as "Proposal No.1");

2)	to amend the Company’s 2012 Omnibus Incentive Compensation Plan (the "2012 Plan") to increase: (i) the total number of shares of common stock, par value $0.001 per share ("Common Stock"), available for grant under the 2012 Plan (subject to the overall limits described in clause (ii) below) from 550,000 shares to an aggregate of 975,000 shares; (ii) the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the evergreen provision, from 885,781 shares to 1,570,248 shares and (iii) the annual individual award limits under the 2012 Plan to 150,000 shares of Common Stock (subject to adjustment in accordance with the 2012 Plan) (referred to as "Proposal No. 2" or);

3)	to amend the Company's certificate of incorporation (the "Charter") to reduce the number of shares of Common Stock, authorized for issuance under the Charter from 500,000,000 to 250,000,000 (referred to as "Proposal No. 3" or the "Charter Amendment to Reduce the Number of Authorized Common Stock Proposal");

4)	to ratify the selection by the Audit Committee of Marcum, LLP as our independent registered accounting firm for the fiscal year ending September 30, 2017 (referred to as "Proposal No. 4"); and

5)	to transact such other business as may properly come before the annual meeting and any meeting following postponement or adjournment thereof.

These items are more fully described in the proxy statement accompanying this Notice.

The board of directors has fixed the close of business on Thursday, June 22, 2017 as the record date ("Record Date") for determining MYnd stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

Your vote is extremely important. All MYnd stockholders are cordially invited to attend the annual meeting via live webcast. Whether or not you plan to attend, you are urged to mark, date, sign and return the enclosed WHITE proxy card as promptly as possible in the postage-prepaid envelope provided. Alternatively, you may vote via the Internet or by calling the toll-free telephone number as further instructed in these materials. Voting in advance of the annual meeting will help ensure that your MYnd shares are represented and that a quorum is present at the annual meeting. If you submit your proxy and then decide to attend the annual meeting and wish to vote your shares at the annual meeting, you may still do so. Your proxy is revocable in accordance with the procedures identified in the accompanying proxy statement. Only MYnd stockholders of record at the close of business on the Record Date are entitled to notice of, to attend and to vote at, the annual meeting. This proxy statement and the enclosed WHITE proxy card are first being distributed to stockholders on or about August 1, 2017.

Important Notice Regarding Access to Annual Meeting: You are entitled to attend the annual meeting only if you were a MYnd stockholder of record as of the close of business on the Record Date, hold a valid proxy for the annual meeting or are a guest of MYnd. You will need the control number included on your proxy card in order to be able to vote your shares or submit questions during the annual meeting. Instructions on how to connect and participate via the Internet are posted at www.virtualshareholdermeeting.com/MYnd2017. If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions during the meeting.

Important Notice Regarding Internet Availability of Proxy Materials For The Annual Meeting Of Stockholders To Be Held on August 21, 2017 at 9:00 a.m. ET: This proxy statement, the accompanying form of proxy card and MYnd's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 are available at www.myndanalytics.com. We are providing you access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

If you have any questions or require any assistance with voting your shares, please contact:

Donald E. D’Ambrosio, CFO
MYnd Analytics, Inc.
DDAmbrosio@myndanalytics.com

By order of the Board of Directors,

/s/ Donald E. D’Ambrosio
Donald E. D’Ambrosio
Chief Financial Officer and Secretary

Mission Viejo, CA 92691

July 27, 2017

IMPORTANT: Whether or not you expect to attend the annual meeting, we urge you to either submit a completed WHITE proxy card, vote via the Internet by visiting www.proxyvote.com or vote by calling toll-free (800) 690-6903 in advance of the annual meeting. This will help ensure the presence of a quorum at the annual meeting. Promptly voting your shares will help to save MYnd the expense of additional solicitations. As described in the accompanying proxy statement, voting your shares now will not prevent you from voting your shares at the annual meeting if you desire to do so. If you choose to vote by submitting a WHITE proxy card, please mail your proxy card in the envelope provided.

MYND ANALYTICS, INC.

THIS PROXY STATEMENT ALSO INCLUDES THE WHITE PROXY CARD FOR YOUR USE IN VOTING FOR THE ELECTION OF DIRECTORS, THE 2012 PLAN AMENDMENT PROPOSAL, THE CHARTER AMENDMENT TO REDUCE THE NUMBER OF AUTHORIZED COMMON STOCK PROPOSAL AND THE RATIFICATION OF THE INDEPENDENT AUDITORS.

MYND ANALYTICS, INC.

26522 La Alameda, Suite 290
Mission Viejo, CA 92691

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 21, 2017

ABOUT THE MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board" or "Board of Directors") of MYnd Analytics, Inc., a Delaware corporation ("MYnd," the "Company," "we," "our," or "us") for use in connection with MYnd's annual meeting of stockholders (the "annual meeting" or the "meeting"), to be held on Monday, August 21, 2017 at 9:00 a.m. ET via live webcast. The annual meeting will be a completely virtual meeting of stockholders. You will only be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MYnd2017. You will also be able vote your shares electronically at the online annual meeting. This proxy statement, the enclosed WHITE proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 are being sent to stockholders entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS URGES YOU TO RETURN THE WHITE PROXY CARD, VOTE VIA THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR VOTE BY CALLING TOLL-FREE (800) 690-6903 AS SOON AS POSSIBLE.

Questions and Answers Regarding the Annual Meeting

Why am I receiving these materials?

We are sending you this proxy statement because the Board is soliciting your proxy to vote at our annual meeting. This proxy statement provides information regarding the matters that we will act on at the annual meeting and summarizes the information you need in order to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares of our common stock, par value $0.001 per share ("Common Stock"). Please read this proxy statement, as it contains important information you need to know to vote at the annual meeting.

When and where will the annual meeting take place?

We will be hosting the annual meeting on the Internet via live webcast. You will not be able to attend the annual meeting in person. A summary of the information you need to participate in the annual meeting online is provided below:

•	Any stockholder of record on June 22, 2017 (the "Record Date") may listen to the annual meeting and participate live via webcast at www.virtualshareholdermeeting.com/MYnd2017. The webcast will begin at 9:00 a.m. ET on Monday, August 21, 2017.

•	Stockholders may vote and submit questions during the annual meeting via live webcast.

•	To enter the meeting, please have your control number which is available on your WHITE proxy card. If you do not have your control number, you will be able to listen to the meeting only and will not be able to vote or submit questions during the meeting.

•	Instructions on how to connect to and participate in the annual meeting via the Internet are posted at www.virtualshareholdermeeting.com/MYnd2017.

Can I attend the annual meeting in person?

We will be hosting the annual meeting via live webcast on the Internet. You will not be able to attend the annual meeting in person. The webcast will start at 9:00 a.m. ET, on August 21, 2017. Stockholders may vote and submit questions while connected to the annual meeting on the Internet. Any stockholder of record as of the Record Date can listen to and participate in the annual meeting live via the Internet at www.virtualshareholdermeeting.com/MYnd2017.

What do I need in order to be able to participate in the annual meeting online?

You will need the control number included on your WHITE proxy card in order to be able to vote your shares or submit questions during the meeting. Instructions on how to connect and participate in the annual meeting via the Internet are posted at www.virtualshareholdermeeting.com/MYnd2017. If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions during the meeting.

Who is soliciting my vote?

This proxy statement and the WHITE proxy card are provided in connection with the solicitation of proxies by our Board for the annual meeting. Proxy materials, including this proxy statement and the WHITE proxy card, were filed by us with the Securities and Exchange Commission on July 27, 2017, and we are first making this proxy statement available to stockholders on or around August 1, 2017.

What am I being asked to vote on?

At the annual meeting, stockholders of record as of June 22, 2017 will be entitled to vote in the election of directors (referred to as "Proposal No.1"). Our nominees for director are:

• Robin L. Smith, M.D.	• John Pappajohn
• Geoffrey E. Harris	• Michal Votruba

At this meeting, MYnd stockholders will vote on the proposal to amend the Company’s 2012 Omnibus Incentive Compensation Plan (the "2012 Plan") to increase: (i) the total number of shares of Common Stock available for grant under the 2012 Plan (subject to the overall limits described in clause (ii) below) from 550,000 shares to an aggregate of 975,000 shares; (ii) the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the evergreen provision, from 885,781 shares to 1,570,248 shares and (iii) the annual individual award limits under the 2012 Plan to 150,000 shares of Common Stock (subject to adjustment in accordance with the 2012 Plan) (referred to as "Proposal No. 2" or the "2012 Plan Amendment Proposal").

Additionally, MYnd stockholders will vote on the proposal to amend the Company’s certificate of incorporation (the "Charter") to reduce the number of shares of Common Stock authorized for issuance from 500,000,000 to 250,000,000 (referred to as “Proposal No. 3”);

Furthermore, MYnd stockholders will vote to ratify the selection by the Audit Committee of Marcum, LLP as our independent registered accounting firm for the fiscal year ending September 30, 2017 (referred to as "Proposal No. 4").

Finally, MYnd stockholders will transact such other business as may properly come before the annual meeting and any meeting following postponement or adjournment thereof.

How does the Board recommend that I vote?

Our Board believes that it is in the best interest of MYnd and its stockholders to approve the following:

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF OUR DIRECTOR NOMINEES (PROPOSAL 1).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE 2012 PLAN AMENDMENT PROPOSAL (PROPOSAL 2).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE CHARTER TO REDUCE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 500,000,000 TO 250,000,000 (PROPOSAL 3).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF OUR INDEPENDENT REGISTERED ACCOUNTING FIRM (PROPOSAL 4).

How are my shares of Common Stock voted if I give you my proxy?

Unless you give other instructions on your WHITE proxy card or when voting via the Internet or by telephone, the persons named as proxy holders on the WHITE proxy card will vote in accordance with the recommendations of our Board. This means that if you return an executed WHITE proxy card, vote via the Internet or by telephone, and:

•	do not withhold authority to vote for the election of any of the director nominees, all of your shares of Common Stock will be voted for the election of each director nominee;

•	withhold authority to vote your shares of Common Stock for any director nominee, none of your shares of Common Stock will be voted for that candidate, but all of your shares of Common Stock will be voted for the election of each director nominee for whom you have not withheld authority to vote;

•	do not specify how to vote on any of the Proposals numbered 2 through 4, your shares will be voted "FOR" such proposals.

The above description is subject to the "broker non-vote" limitation described under "How do I vote?" below.

Who may vote at the annual meeting?

Our Common Stock is the only class of voting shares. Holders of record of our Common Stock at the close of business on June 22, 2017, the Record Date for the annual meeting, are entitled to vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting. Stockholders who purchased common stock in our July 2017 public offering were not holders of record on the Record Date, and will not be entitled to vote at the 2017 Annual Meeting.

How many votes do I have?

MYnd stockholders have one vote for each share of Common Stock owned on the Record Date on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How many votes may be cast by all stockholders?

As of the close of business on June 22, 2017, 2,539,061 shares of our Common Stock were outstanding and each share is entitled to one vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How do I vote?

You may vote at the annual meeting or by submitting a proxy in advance of the annual meeting. The method of voting by proxy will be different depending on whether your shares are held by you directly as the record (or registered) holder or if your shares are held in "street name" by a broker, bank or nominee on your behalf. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote at the annual meeting or vote by proxy by completing and returning the enclosed WHITE proxy card. Alternatively, you may vote by proxy via the Internet or by telephone. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy in advance of the meeting to ensure your vote is counted. You may still attend the meeting and vote (subject to the limitations described under "May I revoke my vote?" below) even if you have already voted by proxy.

•	Voting via the Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the control number included on your proxy card. Votes submitted through the Internet must be received by 11:59 p.m. (ET) on August 20, 2017.

•	Voting by Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number included on your proxy card. Votes submitted by telephone must be received by 11:59 p.m. (ET) on August 20, 2017.

•	Voting by Mail. You may submit your vote by completing, signing, and dating the WHITE proxy card and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than August 17, 2017 to be voted at the annual meeting.

•	Voting Electronically During the Annual Meeting. Instructions on how to vote while participating in our annual meeting live via the Internet are posted at www.virtualshareholdermeeting.com/MYnd2017.

If you vote by proxy, your shares will be voted at the annual meeting in the manner specified by you, if any. If you sign, date and return your WHITE proxy card or otherwise vote by proxy, but do not specify how you want your shares voted, they will be voted by the proxy holder as described under "How are my shares of Common Stock voted if I give you my proxy?" above.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you hold your shares in "street name" (i.e., as a beneficial owner) and do not provide your broker with specific voting instructions regarding the election of directors, the broker will not be able to vote your shares on your behalf with respect to Proposals 1, 2 and 3 because the broker does not have discretionary authority to vote on certain non-routine items, such as director elections, amendments to equity incentive plans and amendments to our certificate of incorporation (so-called "broker non-votes") — the broker must receive voting instructions from you as the beneficial owner of the shares.

Even if you plan to attend the annual meeting, we ask that you vote your shares in advance using the WHITE proxy card or via the Internet by visiting www.proxyvote.com or by calling toll-free (800) 690-6903 so that your vote will be counted if you later decide not to attend the annual meeting.

To vote for our nominees — Robin L. Smith, M.D., Geoffrey E. Harris, John Pappajohn and Michal Votruba — and to approve Proposals 2 and 3, you must either follow the instructions on the WHITE proxy card, vote via the Internet by visiting www.proxyvote.com, vote by calling toll-free (800) 690-6903 or attend the live webcast of the annual meeting and cast an electronic ballot at that time.

If you have any questions about how to ensure that your shares are voted at the annual meeting in accordance with your wishes, please contact:

George C. Carpenter IV, CEO

MYnd Analytics, Inc.

gcarpenter@myndanalytics.com

Can I send in my proxy by fax or by email?

No. Please see "How do I vote?" above for instructions on how to submit your proxy.

What constitutes a quorum?

A quorum must be present for business to be transacted at the annual meeting. A quorum will be present if stockholders holding a majority of the outstanding shares of our Common Stock entitled to vote at the annual meeting are present at the meeting or represented by proxy. Based on the 2,539,061 shares of our Common Stock outstanding on the Record Date, 1,269,531 shares of our Common Stock must be present or represented by proxy for a quorum.

Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum. A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. In order for us to determine that enough votes will be present to hold the annual meeting and transact business, we urge you to vote as soon as possible by submitting the WHITE proxy card, visiting www.proxyvote.com or calling toll-free (800) 690-6903.

What vote is required to elect the directors (Proposal No. 1)?

When a quorum is present, a plurality of the votes cast by the stockholders entitled to vote at the election of directors is required for the election of directors. This means that the four nominees receiving the highest number of affirmative votes will be elected to the Board. There is no cumulative voting in the election of directors.

What vote is required to approve the Charter Amendment to Reduce the Number of Authorized Common Stock Proposal (Proposal No. 3)?

The affirmative vote of a majority of the issued and outstanding shares of voting securities as of the Record Date entitled to vote at the annual meeting, will be required to approve the Charter Amendment to Reduce the Number of Authorized Common Stock Proposal (Proposal No. 3).

What vote is required to approve the other proposals (Proposal Nos. 2, 4 and 5)?

When a quorum is present, the affirmative vote of a majority of the votes present at the annual meeting or represented by proxy and entitled to vote on the matter, will be required to approve each of Proposal Nos. 2, 4 and 5.

May I revoke my vote?

You may revoke your vote at any time before your proxy is voted at the annual meeting. The action you must take to revoke your vote will be different depending on whether your shares are held by you directly as the record holder or if your shares are held in "street name" by a broker, bank or nominee on your behalf.

Stockholder of Record: Shares Registered in Your Name

If you hold your MYnd shares as a record holder, you may revoke your proxy at any time before your proxy is voted at the annual meeting by:

•	Delivering to MYnd a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked; or

•	Signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy; or

•	Granting a subsequent proxy by visiting www.proxyvote.com or calling toll-free (800) 690-6903; or

•	Casting an electronic ballot during the annual meeting, which will be hosted via the Internet. Attendance at the annual meeting will not, by itself, revoke a proxy.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent "Street name" holders

If you hold your MYnd shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

Will any other business be conducted at the annual meeting?

It is not currently expected that any matter other than those identified above will be voted upon at the annual meeting (other than procedural matters with respect to the conduct of the meeting that may properly arise). With respect to any other matter that properly comes before the meeting, the proxy holders will vote as may be recommended by our Board or, if no recommendation is given, in their own discretion.

What happens if the annual meeting is postponed or adjourned?

Your proxy will remain valid and may be voted when the postponed or adjourned meeting is held. You may change or revoke your proxy until it is voted.

Who pays for the solicitation of proxies?

We will pay the cost of preparing this proxy statement and the related WHITE proxy card and notice of meeting, as well as any other materials that may be distributed on behalf of our Board, and any cost of soliciting your vote on behalf of the Board. We also pay all annual meeting expenses, including the cost of conducting the annual meeting via live webcast.

We may use the services of our directors, officers, employees and others to solicit proxies, personally or by mail, telephone, or facsimile. We may also make arrangements with brokers, banks and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such individuals or firms for reasonable out-of-pocket expenses incurred by them in soliciting proxies, but we will not pay any compensation for their services. We estimate that our total expenditures related to the solicitation of proxies for the annual meeting will be approximately $30,000. Although unlikely, we may decide to engage a proxy solicitation firm to assist with the solicitation of proxies in which case the additional cost of the proxy solicitation firm to be borne by us will be approximately $10,000.

May I access the proxy materials for the annual meeting on the Internet?

Yes. We are providing access to our proxy materials both by sending you this full set of proxy materials, including the WHITE proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement, the accompanying form of WHITE proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 are available at www.myndanalytics.com.

Proposal 1 — Election of Directors

Proposal No. 1 is for the election of four directors to hold office until our next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Our Charter provides that the number of directors of the Company shall be fixed from time to time by our Board. The Board has fixed the number of directors at four as of the date of the 2017 annual meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" all of the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee(s) as shall be designated by the board of directors to fill any vacancy, or, alternatively, the Board may determine to reduce the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Proxies may not be voted for more than four directors. The four nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected. Stockholders may not cumulate votes in the election of directors.

The Board has nominated and proposes the election of the following nominees as directors:

• Robin L. Smith, M.D.	• John Pappajohn
• Geoffrey E. Harris	• Michal Votruba

The principal occupation and certain other information about the nominees and certain executive officers are set forth under "Information Regarding the Board of Directors and Committees and Company Management." There are no family relationships among any of our nominees or among any of our nominees and our executive officers.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

Proposal 2 — APPROVAL OF AN AMENDMENT TO THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

Overview

We currently maintain the MYnd Analytics, Inc. 2012 Plan, which was originally adopted by the Board on March 22, 2012 and approved by the stockholders at the Company's annual meeting held on May 23, 2013. The number of shares of Common Stock initially authorized for issuance under the 2012 Plan was 1,667 shares, with individual awards capped at 167 shares per person per year. On December 10, 2012, the Board adopted an amendment to the 2012 Plan to increase the total number of shares of Common Stock authorized for issuance under the 2012 Plan to 27,500 shares. On March 26, 2013, the Board adopted a further amendment to the 2012 Plan to increase the total number of shares of Common Stock authorized for issuance under the 2012 Plan to 75,000, with individual awards capped at 7,500 shares per person per year, which amendment was approved by the stockholders at the Company's annual meeting held on May 23, 2013. On July 11, 2016, our Board, subject to stockholder approval, approved an amendment of the plan to increase by 125,000 the number of shares authorized for issuance under the 2012 Plan, thereby increasing the aggregate authorized amount thereunder from 75,000 to 200,000. On September 22, 2016, our Board of Directors approved an amendment, which was subsequently approved by the stockholders at the Company's annual meeting held on November 1, 2016; to: (A) increase the total number of shares of Common Stock available for grant under the 2012 Plan to 500,000 shares; (B) add the evergreen provision (the "Evergreen") which, on January 1 of each year through 2022, would automatically increase the number of shares subject to the 2012 Plan by the lesser of: (i) a number equal to 10% of the shares of Common Stock authorized under the 2012 Plan as of the preceding December 31 or (ii) an amount, or no amount, as determined by the Board, such that the number of shares of Common Stock authorized under the 2012 Plan does not exceed 885,781; and (C) increase the annual individual award limits under the 2012 Plan to 100,000 shares of Common Stock (subject to adjustment in accordance with the 2012 Plan).

Proposed Amendment

We are proposing an amendment to the 2012 Plan, subject to the approval of our stockholders at the Annual Meeting, to increase:

(i) the total number of shares of Common Stock available for grant under the 2012 Plan (subject to the limitations described in clause (ii) below) from 550,000 shares to an aggregate of 975,000 shares,

(ii) the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the Evergreen, from 885,781 shares to 1,570,248 shares and

(iii) the annual individual award limits under the 2012 Plan to 150,000 shares of Common Stock (subject to adjustment in accordance with the 2012 Plan).

Stockholder approval of the Amendment is necessary, among other reasons, to allow the Company to grant incentive stock options described in Section 421 of the Internal Revenue Code, of 1986, as amended (the "Code"), and to allow performance-based awards made under the 2012 Plan to our executive officers to be fully deductible by us for federal income tax purposes under Code Section 162(m) if and to the extent the Committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable.

Why We are Asking our Stockholders to Approve an Amendment to the 2012 Plan

We believe that equity-based compensation is fundamental to our ability to attract, retain and motivate highly-qualified, dedicated employees who have the skills and experience required to achieve our business goals. We further believe that a combination of stock options and restricted stock (or restricted stock units) provides a strong link to our long-term performance, creates an ownership culture and generally aligns the interests of our executives and other employees with our stockholders.

A total of 550,000 shares of our Common Stock are currently approved by our stockholders to be authorized for issuance under the 2012 Plan, of which 52,704 shares remain available for future grants as of July 25, 2017. Accordingly, the Board is asking stockholders to approve an increase in the total number of shares of Common Stock available for grant under the 2012 Plan to 975,000, to increase the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the Evergreen, from 885,781 shares to 1,570,248 shares and to increase the annual individual award limits under the 2012 Plan to 150,000 shares of Common Stock. Absent these increases, the Board believes that the limited amount of shares currently available for future grants under the 2012 Plan would prohibit us from providing meaningful equity compensation to our employees and directors in the future. If we are unable to provide equity compensation at levels that are consistent with our historical practice and norms within our industry, we expect that we would have considerable difficulty attracting and retaining highly qualified employees, which could have a material adverse effect on our business. In determining the size of the proposed increase and the increase to the aggregate number of shares available under the 2012 Plan after accounting for the Evergreen, the Compensation Committee considered, in particular, management estimates of projected future awards, practices within our peer group and our industry generally, our historical equity burn rate, the current overhang associated with outstanding equity awards, and potential dilution to stockholders.

If stockholders do not approve the Amendment at the annual meeting, the Amendment will not be effective. Our Board of Directors believes that the Amendment will further our compensation strategy and is vital to our ability to attract, retain and motivate top quality employees, directors and consultants.

A full copy of the 2012 Plan, as proposed to be amended by the Amendment, is attached as Annex A. The material features of the 2012 Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the 2012 Plan.

2012 Plan Benefits

In view of the discretionary authority vested in the Committee under the 2012 Plan and because any benefit under the 2012 Plan may depend on a variety of factors, including the value of our Common Stock from time to time, it is not possible to estimate or determine the number of shares or the value of any awards that may be made to any of our directors, executive officers or employees under the 2012 Plan, as proposed to be amended, if such Amendment is approved by our stockholders.

The total number of shares underlying awards granted to date under the 2012 Plan is 497,296.

Purpose of the 2012 Plan

The 2012 Plan is intended to allow selected employees (including officers), non-employee consultants and non-employee directors of the Company or an affiliate of the Company to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, to assist the Company and its affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, to optimize the profitability and growth of the Company and its affiliates through incentives which are consistent with our Company’s goals, to provide such employees and consultants with an incentive for excellence in individual performance, to promote teamwork among employees, consultants and directors, and to attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning such non-employee directors’ interests more closely with the interests of our stockholders.

Administration

The 2012 Plan is administered by a committee (the "Committee") the members of which are appointed by the Board of Directors. If and to the extent that compliance with Rule 16b-3 under the Securities Exchange Act of 1934 or the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable, the Committee must be comprised of two or more Directors who qualify as "non-employee directors" under Rule 16b-3 and "outside directors" under Code Section 162(m). The Board has appointed the members of the Compensation Committee to serve as the Committee under the 2012 Plan. Subject to the terms of the 2012 Plan, the Committee has full power and discretion to select those persons to whom awards will be granted; to determine the amounts and terms of awards; to change and determine the terms of any award agreement, including but not limited to the term and the vesting schedule; to determine and change the conditions, restrictions and performance criteria relating to any award; to determine the settlement, cancellation, forfeiture, exchange or surrender of any award; to make adjustments in the terms and conditions of awards; to construe and interpret the 2012 Plan and any award agreement; to establish, amend and revoke rules and regulations for the administration of the 2012 Plan; to make all determinations deemed necessary or advisable for administration of the 2012 Plan; and to exercise any powers and perform any acts it deems necessary or advisable to administer the 2012 Plan and subject to certain exceptions, to amend, alter or discontinue the 2012 Plan or amend the terms of any award.

The Committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934 and awards that are intended to comply with the performance-based exception to tax deductibility limitations under Code Section 162(m). In addition, the full Board of Directors must serve as the Committee with respect to any awards to our non-employee directors.

No Option Repricings Permitted

Notwithstanding the Committee’s powers and authority described above, neither the Board nor the Committee has the authority under the 2012 Plan to reduce the exercise price of any outstanding option. The prohibition against repricing does do not apply to adjustments the Committee deems necessary to prevent the dilution or enlargement of the benefits provided under such awards, as described more fully under "Offering of Common Stock" below.

Eligibility

The 2012 Plan provides for awards to employees (including officers) and non-employee directors of, and non-employee consultants to, our Company or an affiliate (including potential employees and consultants). Some awards will be provided to officers and others who are deemed by us to be "insiders" for purposes of Section 16 of the Securities Exchange Act of 1934. For purposes of the 2012 Plan, an entity (including a partnership, limited liability Company or joint venture) will be considered our "affiliate" if we, directly or indirectly, own (i) stock possessing more than 50% of the total combined voting power of all outstanding classes of stock of such corporate entity or more than 50% of the total value of all outstanding shares of all classes of stock of such corporate entity or (ii) more than 50% of the profits interest or capital interest in any non-corporate entity.

In addition, the 2012 Plan provides that if our Company acquires another corporation or other entity (an "Acquired Entity") as a result of a merger or consolidation of the Acquired Entity into our Company or any of our affiliates or as a result of the acquisition of the stock or property of the Acquired Entity by us or any of our affiliates, the Committee may grant awards ("Substitute Awards") to the current and former employees, consultants and non-employee directors of the Acquired Entity in substitution for options and other stock-based awards granted by the Acquired Entity in order to preserve the economic value of the awards held by the current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, our Company or any of our affiliates.

Offering of Common Stock

Under the terms of the 2012 Plan, as proposed to be amended, 975,000 shares of our Common Stock ($0.001 par value) will be available for delivery in settlement of awards (including incentive stock options), with the number of shares subject to the 2012 Plan to automatically increase, on January 1 of each year through 2022, by an amount of shares equal to the lesser of (a) 10% of the shares of Common Stock authorized under the 2012 Plan as of the preceding December 31 or (b) an amount, or no amount, as determined by the Board, but in no event may the number of shares of Common Stock authorized under the 2012 Plan exceed 1,570,248. The stock delivered to settle awards made under the 2012 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the 2012 Plan. If any shares subject to any award granted under the 2012 Plan (other than a Substitute Award) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the 2012 Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the 2012 Plan and will not again be available for grant under the 2012 Plan.

At July 25, 2017, the last reported sale price of our Common Stock on the Nasdaq Capital Market was $4.00 per share.

If a dividend or other distribution (whether in shares of Common Stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of shares or other securities of the Company, or other rights to purchase shares of the Company’s securities or other similar transaction or event affects the Common Stock of the Company such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2012 Plan, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price relating to an award in order to prevent the dilution or enlargement of the benefits (or potential benefits) intended to be made available under the 2012 Plan. The Committee will not make any adjustment to the number of shares underlying any option or to the exercise price of any such option if such adjustment would subject the grantee to tax penalties under Section 409A of the Code or would cause such option (determined as if such option was an incentive stock option) to violate Section 424(a) of the Code.

In connection with an Acquired Entity’s merger or consolidation into, or acquisition by, our Company or any of our affiliates, the Committee may grant Substitute Awards to current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity in substitution of stock or other stock-based awards granted to such individuals by the Acquired Entity in order to preserve the economic value of the awards held by the current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, our Company or any of our affiliates. Substitute Awards will not count against the overall limit on the number of shares of Common Stock available for issuance under this 2012 Plan nor will they count against the individual annual limits on awards described below.

Individual Annual Limits on Awards

The 2012 Plan limits the number of shares that may be issued to any individual pursuant to awards granted in any calendar year. The maximum number of shares of our Common Stock that are subject to awards granted to any individual in a single calendar year may not exceed 150,000 shares, as proposed to be amended. This limitation applies to the calendar year in which the awards are granted and not the year in which such awards settle.

Summary of Awards under the 2012 Plan (Including What Rights as a Stockholder, if any, Are Entailed by an Award)

The 2012 Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options ("ISOs");
•	restricted stock;
•	deferred stock and restricted stock units;
•	performance units and performance shares;
•	dividend equivalents;
•	bonus shares; and
•	other stock-based awards.

Generally, awards under the 2012 Plan are granted for no consideration other than prior and future services. Awards granted under the 2012 Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2012 Plan or other plan of ours. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options.

The Committee is authorized to grant stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our Common Stock at a predetermined price per share (the "exercise price") during a fixed period measured from the date of grant. The exercise price of an option will be determined by the Committee and set forth in the award agreement but the exercise price may not be less than the fair market value of a share of Common Stock on the grant date. The term of each option is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years. Such awards are exercisable in whole or in part at such time or times as determined by the Committee and set forth in the award agreement. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our Common Stock previously owned by the grantee, or with the approval of the Committee, by delivery of shares of our Common Stock acquired upon the exercise of such option or by delivering restricted shares. The Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Restricted Shares.

The Committee may award restricted shares consisting of shares of our Common Stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock.

The Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of shares of our Common Stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our Common Stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achieved of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will be lapse without the issuance of the shares underlying such award.

Awards of restricted stock units and deferred stock are subject to such limitations as the Committee may impose in the award agreement. Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units.

The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Performance Shares.

The Committee may grant performance shares, which entitle a grantee to a certain number of shares of Common Stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Bonus Shares.

The Committee may grant fully vested shares of our Common Stock as bonus shares on such terms and conditions as specified in the award agreement.

Dividend Equivalents.

The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our Common Stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2012 Plan. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our Common Stock or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options.

Other Stock-Based Awards.

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2012 Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Performance-Based Awards

The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the 2012 Plan, or as a condition to accelerating the timing of such events.

The performance measure(s) to be used for purposes of any awards (other than stock options) that are intended to satisfy the "performance based" exception to tax deductibility limitations under Code Section 162(m) will be chosen from among the following: the attainment of a specified fair market value per share of our Common Stock for a specified period of time; earnings per share; earnings per share from continuing operations; total stockholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development.

Applicable performance measures may be applied on a pre- or post-tax basis. In addition, the Committee may provide that the formula for such award may include or exclude certain items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards which the Committee intends to qualify for the performance-based exception to the tax deduction limitations under Code Section 162(m) may not be adjusted upward unless the Committee intends to amend the award to no longer qualify for the performance-based exception. The Committee retains the discretion in all events to adjust such awards downward.

Payment and Deferral of Awards

Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Committee may permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, which must comply in both form and substance with the requirements of Section 409A of the Code to ensure that the grantee will not be subjected to tax penalties imposed under Section 409A of the Code. The 2012 Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of our obligations under the 2012 Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Transfer Limitations on Awards

Awards granted under the 2012 Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative. However, transfers of awards to family members (or family trusts or family-controlled partnerships) for estate planning purposes may be permitted in the discretion of the Committee.

Change of Control

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (a "Corporate Transaction") and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), such awards will vest and become non-forfeitable and will be become exercisable and any conditions on such awards will lapse. If an option becomes exercisable as a result of a Corporate Transaction in which such awards are not assumed or replaced by the surviving company (or its parent company), the Committee may either (i) allow grantees to exercise such outstanding options within a reasonable period prior to the Corporate Transaction and cancel any outstanding options that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding options in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price) if the options were exercised immediately prior to the Corporate Transaction. If an exercise price of the option exceeds the fair market value of our Common Stock and the option is not assumed or replaced by the surviving company (or its parent company), such options will be cancelled without any payment to the grantee.

Amendment to and Termination of the 2012 Plan

The 2012 Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2012 Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the 2012 Plan, no amendment or termination of the 2012 Plan may materially and adversely affect the right of a grantee under any award granted under the 2012 Plan.

Unless earlier terminated by the Board, the 2012 Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on March 22, 2022. The terms of the 2012 Plan shall continue to apply to any awards made prior to the termination of the 2012 Plan until we have no further obligation with respect to any award granted under the 2012 Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the 2012 Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the 2012 Plan.

Options. A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

Generally, a company can claim a Federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option, but not relating to a grantee’s capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally-required period.

Restricted Shares. Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for us in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee makes the election within 30 days after the date of such grant. If such an election were made, the grantee would not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by us in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and we will be allowed a corresponding deduction.

Other Awards. Generally, when a grantee receives payment in settlement of any other award granted under the 2012 Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and we will be allowed a corresponding deduction for Federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. We will be entitled to a Federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Limitations on Deductions. Code Section 162(m) limits the Federal income tax deductibility of compensation paid to our chief executive officer and any of our three other most highly compensated executive officers (other than the chief financial officer) serving on the last day of the fiscal year and listed as "named executive officers" in our proxy statement ("covered employees"). The limit is generally $1 million. Compensation that qualifies as performance-based compensation is excluded from the $1 million deductibility cap of Code Section 162(m) and therefore remains fully deductible by us. Stock options granted under the 2012 Plan will qualify as such performance-based compensation. The Committee may also condition other awards intended to qualify as performance-based compensation upon achievement of pre-established performance goals granted to Company employees whom the Committee expects to be covered employees at the time the compensation is received. Generally, time-vested awards under the 2012 Plan, such as restricted stock and time-vested restricted stock units, will not qualify as performance-based compensation, so that compensation paid to covered employees in connection with such awards, to the extent it and other compensation subject to the Code Section 162(m) deductibility cap exceed $1 million in a given year, may not be deductible by us. A number of requirements must be met in order for particular compensation to qualify as performance-based, including a requirement that the performance measures used to measure performance must be approved by our stockholders. Accordingly, we are seeking stockholder approval of the 2012 Plan to permit awards to comply with the performance-based compensation requirements of Code Section 162(m). However, there can be no assurance that all such compensation under the 2012 Plan will be fully deductible under all circumstances.

Deferred Compensation Under Section 409A of the Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the 2012 Plan will typically be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the 2012 Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2012 PLAN AMENDMENT PROPOSAL.

Proposal 3 — APPROVAL OF A CHARTER AMENDMENT TO REDUCE THE NUMBER OF AUTHORIZED COMMON STOCK

Our Charter currently authorizes the issuance of 500,000,000 shares of our Common Stock. After due consideration, our Board has determined that it is in the best interests of the Company and its stockholders to amend our Charter to reduce the number of shares of our Common Stock that we are authorized to issue from 500,000,000 shares to 250,000,000 shares.

Current Capitalization

On July 19, 2017, the Company closed its public underwritten offering in which it sold 1,675,000 shares of common stock along with 1,675,000 warrants, each of which is exercisable to purchase one share of common stock.

As of July 25, 2017, the Company had: (i) 4,239,061 shares of Common Stock issued and outstanding, (ii) 353,546 shares of Common Stock subject to outstanding options or other equity awards under the 2012 Plan; (iii) 532,235 shares of Common Stock reserved for awards under our 2012 Plan; (iv) 1,180,000 shares of Common Stock reserved for issuance to Aspire Capital Fund, LLC pursuant to a purchase agreement; and (v) 4,220,872 shares of Common Stock subject to outstanding warrants (including 2,539,061 shares of common stock issuable upon the exercise of warrants to be distributed on or about July 27, 2017 in connection with a special warrant dividend declared by the Company on July 13, 2017) and (vi) no shares of preferred stock issued and outstanding.

Based on the above capitalization information, 489,474,286 shares of our currently authorized Common Stock remain unissued and unreserved and available for future issuance as of July 25, 2017.

Proposed Amendment

If the Company’s stockholders approve this Charter Amendment to Reduce the Number of Authorized Common Stock Proposal, the full text of the Amendment would be as follows:

“ARTICLE IV

CAPITAL STOCK

Section 4.A.   The total number of shares of stock which the Company shall have authority to issue is Two Hundred Sixty Five Million (265,000,000).

Section 4.B.   Common Stock. The total number of shares of Common Stock which the Corporation shall have authority to issue is Two Hundred and Fifty Million (250,000,000), with a par value of $0.001 per share. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Corporation’s Common Stock.”

Section 4.C.    Blank-Check Preferred Stock. The total number of shares of undesignated preferred stock which the Corporation shall have the authority to issue is Fifteen Million (15,000,000) shares, with a par value of $0.001 per share. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Purpose of the Amendment

As described above, there are a significant number of authorized but unissued shares of our Common Stock relative to the number of shares outstanding.

Our Board is mindful of the potential negative effects of a large number of authorized but unissued shares of our Common Stock. For instance, future issuances of Common Stock or securities convertible into Common Stock could have a negative impact on our earnings per share and book value per share and would dilute the voting power and ownership of our existing stockholders. In addition, the availability of a substantial number of authorized but unissued shares of Common Stock could, under certain circumstances, discourage or make more difficult efforts to obtain control of our Company. However, the Board is not aware of any attempt, or contemplated attempt, to acquire control of our Company, and this proposal is not being presented with the intent that it be used in connection with any such acquisition attempt. Further, because the amount of a Delaware corporation’s franchise tax fees is based on the number of authorized shares of its capital stock, a larger number of authorized shares results in increased Delaware franchise tax obligations.

Our Board believes that the number of shares of our Common Stock that is currently authorized, 500,000,000 shares, provides significantly more available shares than are necessary for our reasonably foreseeable future needs. As a result, our Board has approved and is recommending that our stockholders approve a reduction in the number of shares of our Common Stock that we are authorized to issue from 500,000,000 shares to 250,000,000 shares. Our Board believes 250,000,000 authorized shares of Common Stock will provide us with sufficient flexibility to issue shares of our Common Stock as needed for general corporate purposes and strategic transactions for the foreseeable future. In addition, a reduction to the authorized shares of our Common Stock will have the immediate effect of reducing our Delaware franchise tax obligations.

Potential Adverse Effects of the Amendment

Although our Board believes 250,000,000 authorized shares of Common Stock will be sufficient for our expected purposes for the foreseeable future, these expectations could turn out to be wrong and we may require additional authorized shares sooner than we expect. In that case, if the action cannot be accomplished by the written consent of our stockholders, we would be forced to obtain the approval of our stockholders to effect an increase to our authorized shares. Any such increase to our authorized shares may require us to solicit proxies and hold a vote at an annual or special meeting of our stockholders. The stockholder meeting process can be costly and time-consuming and is subject to a variety of SEC rules that implement waiting periods throughout the process, which could prevent us from obtaining any increase to our authorized shares in a timely manner. Moreover, our stockholders may not approve any proposal to increase our authorized shares. Either of these outcomes could force us to forego opportunities that we believe to be valuable or prevent us from using equity for compensation or other corporate purposes, which could limit our flexibility and prospects and strain our cash resources.

No Appraisal Rights

Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Charter.

Procedure for Effecting the Amendment

If the proposed amendment is approved and adopted by our stockholders at the Annual Meeting, it will become effective upon filing with the Secretary of State of the State of Delaware a certificate of amendment to our Charter in substantially the form attached as Annex B to this Proxy Statement. Subject to the discretion of the Board, which could elect to abandon the amendment at any time before or after stockholder approval, we expect to file the certificate of amendment with the Secretary of State of the State of Delaware as soon as practicable following stockholder approval.

Vote Required

The Delaware General Corporation Law provides that Charter Amendment to Reduce the Number of Authorized Common Stock Proposal must be approved by a majority of the issued and outstanding voting securities as of the Record Date entitled to vote at the annual meeting.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR CHARTER TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK PROPOSAL.

Proposal 4 — Ratification of Independent Registered Public Accountants

Our independent registered public accounting firm for the fiscal year ended September 30, 2016 was Anton & Chia, LLP (“A&C”). In connection with our objective to up-list to NASDAQ and after considering a change in our independent registered accounting firm, our audit committee has appointed Marcum, LLP ("Marcum") as our independent registered public accounting firm to perform the interim review of our condensed consolidated financial statements for the fiscal quarter ending June 30, 2017 and the audit of our consolidated financial statements for the fiscal year ending September 30, 2017. We are asking the stockholders to ratify this appointment.

Although we are not required to have the stockholders ratify the appointment of Marcum as our independent registered public accounting firm, we are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, our audit committee will reconsider the appointment of Marcum, but our audit committee is not bound by the outcome of the stockholder vote and may retain Marcum in any event. Conversely, even if the stockholders ratify the selection of Marcum, our audit committee, at its discretion, may appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Marcum will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions submitted online.

Change in Independent Registered Public Accounting Firm

Dismissal of A&C

On April 21, 2017, the Company informed A&C of its dismissal as the Company's independent registered public accounting firm, effective upon A&C's completion of interim review procedures related to the fiscal quarter ended March 31, 2017. The decision to dismiss A&C was approved by the Company's audit committee.

The reports of A&C on the Company's financial statements for the fiscal years ended September 30, 2015 and 2016 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for both fiscal years contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended September 30, 2015 and 2016 and the subsequent interim period through April 21, 2017, there were: (i) no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the subject matter of such disagreements in connection with its reports on the Company's financial statements for such fiscal years; and (ii) no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

A&C furnished us with a letter addressed to the SEC stating that it agrees with the above statements, a copy of which was filed as Exhibit 16.1 with our Current Report on Form 8-K filed with the SEC on April 25, 2017.

Appointment of Marcum

On April 21, 2017, the Company appointed Marcum, LLP ("Marcum") as the Company's new independent registered public accounting firm. Pursuant to the engagement, Marcum will review the condensed consolidated financial statements of the Company for the quarter ending June 30, 2017, and audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2017. The decision to appoint Marcum was approved by the Company's audit committee..

During the fiscal years ended September 30, 2015 and 2016 and the subsequent interim period through April 21, 2017, neither the Company nor anyone acting on its behalf consulted with Marcum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K); or (iii) any "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

Information Regarding the Board of Directors and Committees and Company Management

The following table sets forth the name, age and position of each of our executive officers and director nominees as at July 25, 2017.

Name	Age	Position
Robin L. Smith, M.D.	52	Chairman of the Board
Geoffrey E. Harris	55	Director
John Pappajohn	88	Director
Michal Votruba	52	Director
George C. Carpenter IV	59	President and Chief Executive Officer
Donald E. D’Ambrosio	54	Chief Financial Officer

Directors

Robin L. Smith, M.D., Chairman of the Board

Robin L. Smith, M.D. joined our Board of Directors as its Chairman on August 20, 2015. Dr. Robin L. Smith is a global thought leader in the regenerative medicine industry, one of the fastest growing segments of modern-day medicine.  She received her M.D. from Yale University and an M.B.A. from the Wharton School of Business. During her tenure as CEO of the NeoStem family of companies (NASDAQ: NBS), which she led from 2006 to 2015, she pioneered the company’s innovative business model, combining proprietary cell therapy development with a successful contract development and manufacturing organization. Dr. Smith raised over $200 million, completing six acquisitions and one divestiture while the company won an array of industry awards and business recognition including a #1 ranking in the Tri-State region (for two years in a row), and #11 nationally, on Deloitte’s Technology Fast 500™, and Frost & Sullivan’s North American Cell Therapeutics Technology Innovation Leadership Award.

In 2008, Dr. Smith founded The Stem for Life Foundation (SFLF), a nonpartisan, 501(c)(3) educational organization devoted to fostering global awareness of the potential for regenerative medicine to treat and cure a range of deadly diseases and debilitating medical conditions, as opposed to merely treating their symptoms. In 2010, in order to bring the charity’s mission to a global audience, Dr. Smith forged a historic, first-of-its-kind partnership with The Vatican. As part of this relationship, The Vatican and SFLF collaborate to create high-profile initiatives that help catalyze interest and development of cellular therapies that could ultimately reduce human suffering on a global scale. Dr. Smith has served as Chairman of the Board and President of the Stem for life Foundation since its inception and is expanding its mission further under the Cura brand to bring resources to fund cell therapy clinical trials and assist in accelerating enrollment and completion.

Dr. Smith maintains a regular column on these topics for The Huffington Post. She is a winner of the 2014 Brava! Award, which recognizes top women business leaders in the Greater New York area. She was also a finalist for the 2014 EY Entrepreneur of The Year award for the New York area, recognizing entrepreneurs who demonstrate excellence and success in the areas of innovation, financial performance and personal commitment to their businesses and communities.

In addition, Dr. Smith has extensive experience serving in executive and board level capacities for various medical enterprises and healthcare-based entities. She currently serves on the Board of Directors of Rockwell Medical (NASDAQ: RMTI), Prolung, Inc. and Bioxcel Corporation and is an advisory board member of Hooper Holmes (NYSE: HH) and co-chair of the Life Science Advisory Board of Gender Diversity. She also serves on the Board of Directors of the STOQ Foundation in Rome and the Board of Overseers at the NYU Langone Medical Center in NYC. She previously served on the Board of Trustees of the NYU Langone Medical Center and is a past Chairman of the Board of Directors for the New York University Hospital for Joint Diseases.

As a business leader, entrepreneur, doctor and philanthropist, Dr. Smith is uniquely positioned to lead the global healthcare industry into the cellular future, where the cells of our bodies will stand as the foundation for a wide array of cures.

Geoffrey E. Harris, Director

Geoffrey E. Harris joined our Board of Directors on July 30, 2015. Mr. Harris is a portfolio manager and managing partner at c7 Advisors, a money management and healthcare advisory firm focused on small-to-middle market healthcare companies. Prior to his position with c7 Advisors, Mr. Harris served as Managing Director and co-head of the Cantor Fitzgerald Healthcare Investment Banking Group from 2011 to 2014, and was a Healthcare Investment Banker with Gleacher & Company from 2009 to 2011. Mr. Harris has over thirty three years combined experience as a healthcare analyst and portfolio manager for healthcare biotechnology and life sciences companies. Mr. Harris graduated from MIT's Sloan School of Management with an MS in Finance Management. Mr. Harris serves as a director on the boards of Cancer Genetics, Inc. (NASDAQ: CGIX) a molecular diagnostics company and two privately held companies, PointRight, a healthcare data analytics company, and Connect RN, a healthcare staffing company. Mr. Harris also serves on the Audit Committee of Cancer Genetics, Inc. Mr. Harris was selected to serve on our Board of Directors for his significant healthcare, finance and transactional experience. Furthermore, his financial, analytical and audit committee experience make him well suited to Chair our Audit Committee.

John Pappajohn, Director

John Pappajohn joined our Board of Directors on August 26, 2009. Since 1969, Mr. Pappajohn has been the President and sole owner of Pappajohn Capital Resources, a venture capital firm, and President and sole owner of Equity Dynamics, Inc., a financial consulting firm, both located in Des Moines, Iowa. Since 1994 he has served as a director on the board of public company American CareSource Holdings, Inc., Atlanta, GA. During the past five years he has served on the boards of public companies Conmed Healthcare Management, Inc., PharmAthene, Inc. and Spectrascience, Inc. Mr. Pappajohn also currently serves as Chairman of the Board of Cancer Genetics, Inc. Mr. Pappajohn was chosen to serve as a director of our company because of his unparalleled experience serving as a director of more than 40 public companies and the substantial insight he has gained into the life sciences and healthcare industries by actively investing in the industries for more than 40 years, and by founding and supporting several public healthcare companies. Mr. Pappajohn devotes such portion of his time to his role as a director of MYnd Analytics as is required to properly fulfill his duties in that role.

Michal Votruba, Director

Michal Votruba joined our Board of Directors on July 30, 2015. Since 2013, Mr. Votruba has been the Director of the Gradus/RSJ Life Sciences Fund, the largest dedicated fund in Central Europe with a portfolio of companies in Europe and the United States. Since 2010, he has served as a member of the board of PrimeCell Therapeutics a.s. as the Director of Global Business Development overseeing the expansion of the largest regenerative medicine company operating in Central Europe. In 2009, the Czech Academy of Sciences solicited Mr. Votruba's expertise for the first successful privatization project of the Institute of Experimental Medicine in Prague: the newly created protocol established a precedent for future privatization projects in the Czech Republic. Mr. Votruba graduated as a Clinical Psychiatrist from the Medical Faculty of Charles University in Prague in 1989. Shortly thereafter, he emigrated from Czechoslovakia and developed his professional career in Canada and the USA. Since 2005, Mr. Votruba combined his theoretical and clinical experience in the field of Competitive Intelligence serving the global pharmaceutical industry for eight years as an industry analyst advising senior leaders of companies including Amgen, Novartis, Eli Lilly, Allergan, EMD, Serono and Sanofi. Mr. Votruba brings valuable expertise to the Board of Directors as a clinical psychiatrist and broad experience in the international marketing of innovative medical technologies.

Executive Officers

George C. Carpenter IV, President and Chief Executive Officer

George C. Carpenter IV has been serving as the Chief Executive Officer since April 10, 2009, and served as our President from October 1, 2007. Mr. Carpenter also served as our director from April 2009 until November 2012. For 5 years prior to joining the Company in October 2007, Mr. Carpenter served as President and CEO of WorkWell Systems, Inc., a national physical medicine firm that manages occupational health programs for Fortune 500 employers. Prior to his position at WorkWell Systems, Mr. Carpenter founded and served as Chairman and CEO of Core, Inc., a company focused on integrated disability management and work-force analytics. He served in those positions from 1990 until Core was acquired by Assurant, Inc. in 2001. From 1984 to 1990, Mr. Carpenter was a Vice President of Operations with Baxter Healthcare, served as a Director of Business Development and as a strategic partner for Baxter's alternate site businesses. Mr. Carpenter began his career at Inland Steel where he served as a Senior Systems Consultant in manufacturing process control. Mr. Carpenter holds an M.B.A. in Finance from the University of Chicago and a B.A. with Distinction in International Policy & Law from Dartmouth College.

Donald E. D' Ambrosio, Chief Financial Officer

Donald E. D'Ambrosio joined the Company as our Chief Financial Officer effective March 31, 2017. Prior to joining the Company, Mr. D'Ambrosio founded and built Oxygen Funding, Inc. ("Oxygen Funding"), an asset-based lending company specializing in providing working capital to small businesses, where he served as President, CEO and CFO from December 2007 to February 2017. During Mr. D'Ambrosio's tenure, Oxygen Funding grew to fund over $100 million of client receivables. Prior to founding Oxygen Funding, Mr. D'Ambrosio worked at BNC Mortgage, Inc. (later BNC Mortgage LLC) (collectively "BNC"), a specialty finance company that originated and sold non-conforming residential mortgage loans, where he held positions of increasing responsibility from 1996 to 2007, including controller and, ultimately, SVP, and CFO. Within BNC, Mr. D'Ambrosio played a key role in BNC's IPO (which raised $35 million), in BNC's listing on NASDAQ on March 10, 1998 and in BNC's leveraged management buyout by Lehman Brothers in 2000, which took BNC private. BNC filed a voluntary petition for bankruptcy in January 2009 under Chapter 11 of the United States Bankruptcy Code. Mr. D'Ambrosio has been a featured speaker for the U.S. Small Business Association and a writer for The Commercial Factor magazine. Mr. D'Ambrosio holds a Bachelor of Business Administration degree with an emphasis in accounting from Temple University. Mr. D'Ambrosio joins the Company with his skill and experience as a CFO, along with his IPO and NASDAQ up-listing experience.

Board Composition, Committees and Director Independence

Our Board of Directors currently consists of four members: Robin L. Smith, M.D., Geoffrey E. Harris, John Pappajohn and Michal Votruba. Each of the members was elected at our annual meeting of stockholders held on November 1, 2016, and will serve until our next annual meeting or until his or her successor is duly elected and qualified.

Our board has determined that all of our board members are independent directors in accordance with the listing requirements of the NASDAQ Capital Market, except for Dr. Robin L. Smith, M.D., our Chairman of the Board. The NASDAQ independence definition includes a series of objective tests, including that the board member is not, and has not been for at least three years, one of our employees and that neither the board member nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a board member. In making these determinations, our board reviewed and discussed information provided by the members of the board and us with regard to each board member’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of the members of our board or our executive officers. In addition, all members of the audit committee meet the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Board Committees

Our Board of Directors established an audit committee and a compensation committee at a Board meeting held on March 3, 2010, and a governance and nominations committee at a Board meeting held on March 22, 2012. Each committee has its own charter, which is available on our website at www.myndanalytics.com. Information contained on our website is not incorporated herein by reference. Each of the Board committees has the composition and responsibilities described below.

Audit Committee

We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Harris (Chair), Mr. Pappajohn and Mr. Votruba are the members of the audit committee. The audit committee is composed of members who are "independent" within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board has determined that Mr. Harris serves as the "audit committee financial expert," as such term is defined in Item 407(d)(5) of Regulation S-K. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq Capital Market. In his roles as Audit Committee Chair of another public company, as Managing Partner of a money management and healthcare advisory firm, as a senior investment banker, portfolio manager and health care research analyst, Mr. Harris has gained over 33 years of experience analyzing the financial statements of public companies, assessing the use of accounting methods employed by those companies and the financial acumen of their management.

The audit committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this committee include:

•	selecting and recommending to our Board of Directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

•	approving the fees to be paid to the independent registered public accounting firm;

•	helping to ensure the independence of our independent registered public accounting firm;

•	overseeing the integrity of our financial statements;

•	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

•	reviewing major changes to our auditing and accounting principles and practices as suggested by our company's independent registered public accounting firm, internal auditors (if any) or management;

•	reviewing and approving all related party transactions; and

•	overseeing our compliance with legal and regulatory requirements.

Compensation Committee

Our compensation committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers. Mr. Pappajohn (Chair), Mr. Harris and Mr. Votruba are the members of our compensation committee. The Board has to determined that they are "independent" within the meaning of the NASDAQ Stock Market Rules and all members qualify as "non-employee directors" under Rule 16b-3 of the Exchange Act.

The committee's compensation-related responsibilities include:

•	assisting our Board of Directors in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

•	reviewing and approving, on an annual basis, the corporate goals and objectives with respect to compensation for our chief executive officer;

•	reviewing, approving and recommending to our Board of Directors on an annual basis the evaluation process and compensation structure for our other executive officers;

•	providing oversight of management's decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

•	reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;

•	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and

•	selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

Governance and Nominations Committee

The purpose of the governance and nominations committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Mr. Votruba (Chair), Mr. Pappajohn and Mr. Harris are the members of our governance and nominations committee. The Board has determined that the members of the current committee are "independent" within the meaning of the NASDAQ Stock Market Rules.

The committee's responsibilities include:

•	Selecting director nominees. The governance and nominations committee recommends to the Board of Directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board. The governance and nominations committee would consider candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering such candidates as it does when considering other candidates. The governance and nominations committee may adopt, at its discretion, separate procedures regarding director candidates proposed by our stockholders. Director recommendations by stockholders must be in writing, include a resume of the candidate's business and personal background and include a signed consent that the candidate would be willing to be considered as a nominee to the Board and, if elected, would serve. Such recommendation must be sent to the Company's Secretary at the Company's executive offices. When it seeks nominees for directors, our governance and nominations committee takes into account a variety of factors including (a) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the company's business and industry, independence of thought and an ability to work collegially. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the Board room, contributing to the ability of the Board of Directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. Accordingly, the process of the governance and nominations committee for identifying nominees reflects the Company's practice of re-nominating incumbent directors who continue to satisfy the committee's criteria for membership on the Board of Directors, whom the committee believes continue to make important contributions to the Board of Directors and who consent to continue their service on the Board of Directors. The Board has not adopted a formal policy with respect to its consideration of diversity and does not follow any ratio or formula to determine the appropriate mix; rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of Board service. The governance and nominations committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

•	Reviewing requisite skills and criteria for new Board members and Board composition. The governance and nominations committee reviews with the entire Board of Directors, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole.

•	Hiring of search firms to identify director nominees. The governance and nominations committee has the authority to retain search firms to assist in identifying Board candidates, approve the terms of the search firm's engagement, and cause the Company to pay the engaged search firm's engagement fee.

•	Selection of committee members. The governance and nominations committee recommends to the Board of Directors, on an annual basis, the directors to be appointed to each committee of the Board of Directors.

•	Evaluation of the Board of Directors. The governance and nominations committee will oversee an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively.

•	Development of Corporate Governance Guidelines. The governance and nominations committee will develop and recommend to the Board a set of corporate governance guidelines applicable to the Company.

The governance and nominations committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The governance and nominations committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Committee Memberships and Meetings

The following table below sets forth the current membership of each Committee:

Name of Director	Audit Committee	Compensation Committee	Governance and Nominations Committee
Robin L. Smith, M.D.
Geoffrey E. Harris	Chair	Member	Member
John Pappajohn	Member	Chair	Member
Michal Votruba	Member	Member	Chair

Board Meetings

During the fiscal year ended September 30, 2016, the Board held eleven meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Governance and Nominations Committee held two meetings.  Each incumbent director attended 75% or more of the total number of meetings of the Board and the Board Committees of which they were a member during the period they served as a director in fiscal year 2016.  The Board of Directors meets in executive session without the presence of management as desired, but at least annually, during the year.

The Company has not yet established a policy with respect to Board members' attendance at its annual meetings. All incumbent directors attended last year's annual meeting, with the exception of Mr. Pappajohn and Mr. Tierney (who was not a member of the Board on the date of last year’s annual meeting).

Nominations Process

With respect to our Annual Meeting of Stockholders the Board of Directors, upon the recommendation of our Governance and Nominating Committee, has nominated each of Robin L. Smith, M.D., Geoffrey E. Harris, John Pappajohn and Michal Votruba to serve as our directors until our next annual meeting of stockholders and until their respective successors have been duly elected and qualified. For each the nomination process included the solicitation of ideas for possible candidates from a number of sources — members of the board of directors; our senior management; individuals personally known to the members of the board of directors; and other research. The diversity of the background and field of expertise is a consideration for board membership. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The board also considers outside candidates for possible nomination for election. With respect to our 2017 Annual Meeting of Stockholders, all Directors elected at the 2016 meeting are standing for re-election.

A MYnd stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the requisite provisions contained in our bylaws. Stockholders who desire the Board to consider a candidate for nomination as a director at the 2018 annual meeting must submit advance notice of the nomination to our Board a reasonable time prior to the mailing date of the proxy statement for the 2018 annual meeting (subject to the limitations described under "Stockholder Proposals" below). The recommendation should be in writing and addressed to our Corporate Secretary.

A stockholder's notice of a proposed nomination for director to be made at an annual meeting must include the following information:

•	the name and address of the stockholder proposing to make the nomination and of the person or persons to be nominated;

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person or persons nominated in the notice;

•	a description of all arrangements or understandings between the stockholder(s) supporting the nomination and each nominee;

•	any other information concerning the proposed nominee(s) that we would be required to include in the proxy statement if our Board of Directors made the nomination; and

•	the consent of the nominee(s) to serve as director if elected.

Among other matters, our governance and nominations committee:

•	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of MYnd Analytics and the Board;

•	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

•	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board; and

•	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Board Leadership Structure

To assure effective and independent oversight of management, our Board of Directors operates with the roles of Chief Executive Officer and Chairman of the Board separated in recognition of the differences between these two roles in the management of the Company. The Chairman of the Board is an independent, non-management role.

Our Board of Directors believes that this leadership structure provides the most effective leadership model for our Company. By permitting more effective monitoring and objective evaluation of the Chief Executive Officer's performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairman roles also prevents the former from controlling the Board's agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse his power.

Board Oversight of Risk Management

Our Board of Directors believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company's stakeholders. Our Board believes that, in light of the interrelated nature of the Company's risks, oversight of risk management is ultimately the responsibility of the full Board; however, it has delegated this responsibility to the audit committee with respect to financial risk. The audit committee meets before each quarterly filing on Form 10-Q or the annual filing on Form 10-K with management and the independent registered public accounting firm to review the Company's major financial risk exposures and the steps taken to monitor and control such exposures. Our Board meets regularly to discuss the strategic direction and the issues and opportunities facing our Company. Throughout the year, our Board provides guidance to management regarding our strategy and helps to refine our plans to implement our strategy. The involvement of the Board in setting our business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company.

Stockholder Communications

Interested parties may communicate with any and all members of our Board of Directors by transmitting correspondence addressed to one or more directors by name at the address appearing on the cover page of this Proxy Statement. Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary and will be forwarded to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable. If multiple communications are received on a similar topic, the Corporate Secretary may, at his discretion, forward only representative correspondence. The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a Committee, the Chairman of the Board of Directors or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted.

Code of Ethics

Our Board of Directors has adopted a Code of Ethical Conduct (the "Code of Conduct") which constitutes a "code of ethics" as defined by applicable SEC rules and a "code of conduct" as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. The Code of Conduct contains additional provisions that apply specifically to our Chief Executive Officer, Chief Financial Officer and other finance department personnel with respect to full and accurate reporting. The Code of Conduct is available on our website at www.myndanalytics.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website.

Conflicts of Interest

We are not aware of any current conflicts of interest between our officers and directors, and us.  However, certain potential conflicts of interests may arise in the future. For example, John Pappajohn, our director, recently increased his beneficial ownership position in Hooper Holmes, Inc. to greater than 10%. Pursuant to an agreement we entered into with Hooper Holmes, Hooper Holmes has been engaged to administer our EEG's nationwide as we expand our commercial business. We will continue to periodically evaluative this relationship for any potential conflicts of interest,

From time to time, one or more of our affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate or may own and operate in the future. These persons may continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with ours with respect to operations, including financing and marketing, management time and services and potential customers. These activities may give rise to conflicts between or among our interests and other businesses with which our affiliates are associated. Our affiliates are in no way prohibited from undertaking such activities, and neither we nor our stockholders will have any right to require participation in such other activities.

Further, because we may transact business with some of our officers, directors and affiliates, as well as with firms in which some of our officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities. We believe that such transactions will be effected on terms at least as favorable to us as those available from unrelated third parties.

Executive Compensation

Overview of Executive Compensation Practices

We believe that a skilled, experienced and dedicated executive team is essential to the future performance of our Company and to building stockholder value. We have sought to establish a competitive compensation program that enables us to attract and retain executive officers with these qualities. The goal of our compensation package is to motivate our executive officers to achieve strong financial performance, particularly increased revenues and profitability. Our executive compensation program is administered by the compensation committee.

Compensation Philosophy

Generally, we compensate our executive officers with a compensation package that is designed to drive Company performance to maximize stockholder value while meeting our needs and the needs of our executives. The following are objectives we consider:

•	Alignment — to align the interests of executives and stockholders through equity-based compensation awards;

•	Retention — to attract, retain and motivate highly qualified, high performing executives to lead our growth and success; and

•	Performance — to provide, when appropriate, compensation that is dependent upon the executive's achievements and the Company's performance.

In order to achieve the above objectives, our executive compensation philosophy is guided by the following principles:

•	Rewards under incentive plans are based upon our short-term and longer-term financial results and increasing stockholder value;

•	Executive pay is set at sufficiently competitive levels to attract, retain and motivate highly talented individuals who are necessary for us to achieve our goals, objectives and overall financial success;

•	Compensation of an executive is based on such individual's role, responsibilities, performance and experience; and

•	Annual performance of the Company and the executive are taken into account in determining annual bonuses with the goal of fostering a pay-for-performance culture.

Compensation Elements

We compensate our executives through a variety of components, which may include a base salary, annual performance-based incentive bonuses, equity incentives, and benefits and perquisites, in order to provide our executives with a competitive overall compensation package. The mix and value of these components are impacted by a variety of factors, such as responsibility level, individual negotiations and performance and market practice. The purpose and key characteristics for each component are described below.

Base Salary

Base salary provides executives with a steady income stream and is based upon the executive's level of responsibility, experience, individual performance and contributions to our overall success, as well as negotiations between the Company and such executive officer. Competitive base salaries, in conjunction with other pay components, enable us to attract and retain talented executives. The Board typically sets base salaries for our executives at levels that it deems to be competitive, with input from our Chief Executive Officer.

Annual Incentive Bonuses

Annual incentive bonuses are a variable performance-based component of compensation. The primary objective of an annual incentive bonus is to reward executives for achieving corporate and individual goals and to align a portion of total pay opportunities for executives to the attainment of our Company's performance goals. Annual incentive awards, when provided, act as a means to recognize the contribution of our executive officers to our overall financial, operational and strategic success.

Equity Incentives

Equity incentives are intended to align executive and stockholder interests by linking a portion of executive pay to long-term stockholder value creation and financial success over a multi-year period, or to further incentivize management to execute on our strategic milestones. Equity incentives may also be provided to our executives to attract and enhance the retention of executives and to facilitate stock ownership by our executives. The Board considers individual and Company performance when determining long-term incentive opportunities.

Health and Welfare Benefits

The executive officers participate in health and welfare and paid time-off benefits which we believe are competitive in the marketplace. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce.

Severance and Change of Control Arrangements

We do not have a formal plan for severance or separation pay for our employees, but we typically include a severance provision in the employment agreements of our executive officers that have written employment agreements with us. Generally, such provisions are triggered in the event of involuntary termination of the executive without cause or in the event of a change in control. Please see the description of our employment agreements with each of George Carpenter and Paul Buck below for further information.

Other Benefits

In order to attract and retain highly qualified executives, we may provide our executive officers with automobile allowances, consistent with current market practices.

Accounting and Tax Considerations

We consider the accounting and tax implications of all aspects of our executive compensation strategy and, so long as doing so does not conflict with our general performance objectives described above, we strive to achieve the most favorable accounting and tax treatment possible to the Company and our executive officers.

Process for Setting Executive Compensation; Factors Considered

When making pay determinations for named executive officers, the Board considers a variety of factors including, among others: (1) actual Company performance as compared to pre-established goals, (2) individual executive performance and expected contribution to our future success, (3) changes in economic conditions and the external marketplace, (4) prior years' bonuses and long-term incentive awards, and (5) in the case of executive officers, other than Chief Executive Officer, the recommendation of our Chief Executive Officer, and in the case of our Chief Executive Officer, his negotiations with our Board. No specific weighting is assigned to these factors nor are particular targets set for any particular factor. Ultimately, the Board uses its judgment and discretion when determining how much to pay our executive officers and sets the pay for such executives by element (including cash versus non-cash compensation) and in the aggregate, at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving the Company's long-term objectives.

Compensation Structure

Unless otherwise indicated, all stock-based amounts (including historical amounts) appearing in this proxy statement have been adjusted to give effect to the 1-for-200 reverse stock split effective September 21, 2016.

Summary Compensation Table―Fiscal Year Ended September 30, 2016

The following table provides disclosure concerning all compensation paid for services to us in all capacities for our fiscal years ending September 30, 2016 and 2015 provided by (i) each person serving as our principal executive officer ("PEO") or acting in a similar capacity during our fiscal year ended September 30, 2016 and (ii) our two most highly compensated executive officers other than our PEO who were serving as executive officers on September 30, 2016 and whose total compensation exceeded $100,000 (collectively with the PEO referred to as the "named executive officers" in this "Executive Officers and Executive Compensation" section).

Name and Principal Position	Fiscal Year Ended September 30,	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)
George C. Carpenter IV	2016	270,000	—	25,500	189,400	21,000	505,900
(President and Chief Executive Officer)	2015	270,000	—	—	—	19,500	289,500

Paul Buck	2016	208,000		25,500	189,400	8,500	431,400
(Chief Financial Officer and Secretary (Retired))	2015	208,000	—	—	—	17,500	225,500

(1)	Salaries for the fiscal years ended September 30, 2016 and 2015 which were accrued and paid as follows:
•	Mr. Carpenter’s salary for fiscal year 2016 was $270,000 all of which was paid out.
•	Mr. Carpenter’s salary for fiscal year 2015 was $270,000 of which $168,300 was paid and $101,700 was accrued. For the pay period starting February 16, 2015 through to July 31, 2015, a portion of Mr. Carpenter's salary was voluntarily deferred with a cash payout limited to $4,000 per month, the balance being accrued. Mr. Carpenter elected to defer a portion of his salary as noted to allow additional cash to remain in the Company during a period of limited cash resources.
•	Mr. Buck’s salary for fiscal year 2016 was $208,000 all of which was paid out.
•	Mr. Buck’s salary for fiscal year 2015 was $208,000 of which $134,700 was paid and $73,300 was accrued. For the pay period starting February 16, 2015 through to July 31, 2015, a portion of Mr. Buck's salary was voluntarily deferred with a cash payout limited to $4,000 per month, the balance being accrued. Mr. Buck elected to defer a portion of his salary as noted to allow additional cash to remain in the Company during a period of limited cash resources.

(2)	On April 5, 2016, the Board approved grants of restricted Common Stock to each of Messrs. Carpenter and Buck of 5,000 shares valued at $25,500. 50% of the shares issued to each vested on the date of grant and 50% vested (or will vest) pro-rata over 12 months starting on the date of grant. The shares were value at $5.10 each, which was the closing price of the Company’s stock quoted on the OTC.QB on the date of grant.

(3)	On September 22, 2016, the Board granted each of Messrs. Carpenter and Buck an option to purchase 32,000 shares of Common Stock valued at $189,400 each using the Black Scholes Model. The options were granted pursuant to the 2012 Plan, as amended and approved at the Annual Meeting of Stockholders held on November 1, 2016. The exercise price of the options is $6.00 per share and vest 25% on the date of grant and the remainder upon the achievement of various performance-based metrics.

(1)	Relates to healthcare insurance premiums and Health Savings Account contributions paid on behalf of executive officers of the Company for fiscal years 2016 and 2015, respectively.
•	For Mr. Carpenter health care benefits were $21,000 and 19,500 for fiscal years 2016 and 2015, respectively.

•	For Mr. Buck healthcare benefits were $8,500 and $17,500 for fiscal years 2016 and 2015, respectively.

Narrative Disclosure to Summary Compensation Table

On September 22, 2016, the Board granted each of Messrs. Carpenter and Buck an option to purchase 32,000 shares of Common Stock, valued at $189,400 each using the Black Scholes Model. The options were granted pursuant to the 2012 Plan, as amended and approved at the Annual Meeting of Stockholders held on November 1, 2016. The exercise price of the options is $6.00 per share and the options vest in 25% tranches as described in Footnote 3 to the “Summary Compensation Table”.

During fiscal year 2016, salaries were paid out in the normal schedule without delays or accruals. There was also no pay-out of accrued salaries from fiscal 2015.

During fiscal year 2015, the Company’s managers voluntarily elected to limit their respective salaries paid in cash to $4,000 per month for the period starting mid-February 2015, through to the end of July 2015, in order to help bridge the Company through a period with limited cash resources. The balance of the unpaid salaries were accrued as follows: George Carpenter $101,750, Paul Buck $73,300, Stewart Navarre $55,000 and Brian MacDonald $63,300.

Since the Company had limited cash and cash equivalent resources as of September 30, 2016 and 2015, no bonuses were paid or accrued for our executive officers during the fiscal years ended September 30, 2016 and 2015.

Please refer to the footnotes to the "Summary Compensation Table" above for a description of the components of "Stock Awards" and "All Other Compensation" received by the named executive officers.

The following are summaries of employment agreements that we have entered into with respect to our two named executive officers. These summaries include, where applicable, a description of all payments the Company is required to make to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control.

Employment Agreements

George Carpenter

On October 1, 2007, we entered into an employment agreement with George Carpenter pursuant to which Mr. Carpenter began serving as our President. During the period of his employment, Mr. Carpenter received a base salary of no less than $180,000 per annum, which was subject to upward adjustment at the discretion of the Chief Executive Officer or our Board of Directors. On March 3, 2010, the Board of Directors increased the annual base salary of Mr. Carpenter to $270,000, with the increase in salary having retroactive effect to January 1, 2010. In addition, pursuant to the terms of his initial employment agreement, on October 1, 2007, Mr. Carpenter was granted an option to purchase 162 shares of our Common Stock at an exercise price of $5,340.00 per share pursuant to our 2006 Stock Incentive Plan. In the event of a change of control transaction, a portion of Mr. Carpenter’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between October 1, 2008 and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. Mr. Carpenter is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time.

Mr. Carpenter’s employment is on an "at-will" basis, and Mr. Carpenter may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Carpenter’s employment with or without cause. If we terminate Mr. Carpenter’s employment without cause or Mr. Carpenter involuntarily terminates his employment with us (an involuntary termination includes changes, without Mr. Carpenter’s consent or pursuant to a corporate transaction, in Mr. Carpenter’s title or responsibilities so that he is no longer the President of our company), Mr. Carpenter shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Carpenter is terminated by us for cause, or if Mr. Carpenter voluntarily terminates his employment, he will not be entitled to any severance.

As of April 10, 2009, Mr. Carpenter was named Chief Executive Officer and a director of the Company and, on April 29, 2011, became our President again. This was a position he had held from the time that he had joined the Company in October 2007 through to April 10, 2009 when he was named Chief Executive Officer and Chairman of the Board. Mr. Carpenter resigned from the Board of Directors on November 30, 2012, and remains the President and Chief Executive Officer of the Company.

Paul Buck

On February 18, 2010, we entered into an employment agreement with Paul Buck pursuant to which Mr. Buck began serving as our Chief Financial Officer on an "at will" basis and was to be paid a salary of no less than $208,000 per annum, which is subject to upward adjustment at the discretion of the Chief Executive Officer or the Board of Directors of our company. Pursuant to his employment agreement, Mr. Buck also received an option to purchase 75 shares of our Common Stock on March 3, 2010, which options vest in 48 equal installments commencing on March 3, 2010. The options have an exercise price of $3,300.00 per share and were granted under our 2006 Stock Incentive Plan. In the event of a change of control transaction, a portion of Mr. Buck’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between March 3, 2010 and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. In the event of a change of control transaction, a portion of Mr. Buck’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between option grant date and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. Mr. Buck is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time. As Mr. Buck’s employment is on an "at-will" basis, he may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Buck’s employment with or without cause. If we terminate Mr. Buck’s employment without cause or Mr. Buck involuntarily terminates his employment with us, Mr. Buck shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Buck is terminated by us for cause, or if Mr. Buck voluntarily terminates his employment, he will not be entitled to any severance. Mr. Buck retired as CFO from the Company effective March 31, 2017. Mr. Buck will continue to be available to the Company as a consultant through September 30, 2017.

On April 24, 2017, we entered into a Confidential Employment Separation and Release Agreement (the "Separation Agreement") with Mr. Buck. Pursuant to the Separation Agreement, we agreed to pay Mr. Buck an aggregate amount of $105,333, which consists of $32,000 in accrued paid time off ("PTO") and $73,333 (less lawful deductions) in accrued pay ("Deferred Pay") that was voluntarily deferred by Mr. Buck between February 16, 2015 and July 31, 2015.

Pursuant to the Separation Agreement, Mr. Buck will remain with us as a consultant on an as-needed basis, through September 30, 2017. From April 1, 2017 through May 31, 2017, Mr. Buck will use his accrued PTO as total and complete compensation for such period. Thereafter and through September 30, 2017 (the "Consulting Period"), Mr. Buck will receive the Deferred Pay in equal semi-monthly installments on our established pay dates via our regular payroll system, beginning on the next established pay date following May 31, 2017. Certain options to purchase our common stock granted to Mr. Buck under the 2012 Plan will continue to vest through the Consulting Period and will be exercisable by Mr. Buck for a period of 12 months from September 30, 2017 in accordance with their terms.

In exchange for the payments described above, Mr. Buck has agreed to release any and all claims, as defined and subject to the limitations set forth in the Separation Agreement, against us related to Mr. Buck's employment and separation. The Separation Agreement also contains confidentiality and other customary restrictive covenants. The Separation Agreement is subject to revocation by Mr. Buck for a period of 7 days following its effective date.

Outstanding Equity Awards at Fiscal Year-End―Fiscal Year Ended September 30, 2016

The following table presents information regarding outstanding options held by our named executive officers as of September 30, 2016.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Name	Exercisable	Unexercisable
George Carpenter (1)						1,248	$7,488
	—	16,000	16,000	6.00	September 22, 2026	—	—
	2,175	—	—	50.00	October 8, 2023	—	—
	6,125	—	—	9.44	December 10, 2022	—	—
	667	—	—	3,300.00	March 2, 2020	—	—
	162	—	—	5,340.00	October 1, 2017	—	—

Paul Buck (2)						1,248	$7,488
	—	16,000	16,000	6.00	September 22, 2026	—	—
	2,350	—	—	50.00	October 8, 2023	—	—
	7,000	—	—	9.44	December 10, 2022	—	—
	75	—	—	3,300.00	March 2, 2020	—	—

(1)	On September 22, 2016, the Board granted Mr. Carpenter an option to purchase 32,000 shares of Common Stock which, upon stockholder approval of the 2012 Plan Amendment Proposal, will be deemed to vest as follows: (a) 8,000 on the date of grant, (b) 8,000 on the date that we received CNS approval to bill Medicare, (c) 8,000 upon signing a healthcare system to use our PEER technology and (d) 8,000 upon signing a multi-practitioner group to use our PEER technology. Absent approval by the stockholders of the 2012 Plan Amendment Proposal, these awards will be cancelled.

On April 5, 2016, the Board approved a grant of 5,000 shares of Common Stock to Mr. Carpenter valued at $25,500. 50% of the shares vested on the date of grant and 50% vested (or will vest) pro-rata over 12 months starting on the date of grant. As of September 30, 2016, 1,248 shares remain unvested and are valued at $6.00 per shares.

On October 8, 2013, Mr. Carpenter was granted options to purchase shares 2,175 shares of Common Stock. The options are exercisable at $50.00 per share and vested evenly over 12 months starting from the date of grant. Mr. Carpenter agreed to forego $98,000 of his salary in fiscal year 2014 pursuant to the Employment Compensation Forfeiture and Exchange Agreement dated December 16, 2013. Mr. Carpenter was paid out of accrued salary earned, but not paid, during fiscal years 2013 and 2012. The accrued salary paid out was equivalent to the fiscal year 2014 salary that he had agreed to forego in lieu of receiving the options.

On December 10, 2012, Mr. Carpenter was granted options to purchase 6,000 shares of Common Stock. The options are exercisable at $9.44 per share and vested in increments of 12.5% at the beginning of each quarter starting from the date of grant. Mr. Carpenter was also granted 125 fully vested shares of Common Stock for his prior services on the Board. These options are also exercisable at a price of $9.44 per share.

On March 3, 2010, Mr. Carpenter was granted options to purchase 667 shares of Common Stock. The options are exercisable at $3,300.00 per share and vested equally over 48 months starting on March 3, 2010.

On October 1, 2007 Mr. Carpenter was granted options to purchase 162 shares of Common Stock. The options are exercisable at an exercise price of $5,340.00 and vested as follows: 21 shares vested immediately with the remaining 141 shares vesting equally over 42 months commencing April 30, 2008.

(2)	On September 22, 2016, the Board granted Mr. Buck an option to purchase 32,000 shares of Common Stock which, upon stockholder approval of the 2012 Plan Amendment Proposal, will be deemed to vest as follows: (a) 8,000 on the date of grant, (b) 8,000 on the date we received CNS approval to bill Medicare, (c) 8,000 upon signing a healthcare system to use our PEER technology and (d) 8,000 upon the Company up-listing to an exchange. Absent approval by the stockholders of the 2012 Plan Amendment Proposal, these awards will be cancelled.

On April 5, 2016, the Board approved a grant of 5,000 shares of Common Stock to Mr. Buck valued at $25,500. 50% of the shares vested on the date of grant and 50% vested (or will vest) pro-rata over 12 months starting on the date of grant. As of September 30, 2016, 1,248 shares remain unvested and are valued at $6.00 per shares.

On October 8, 2013, Mr. Buck was granted options to purchase shares 2,350 shares of Common Stock. The options are exercisable at $50.00 per share and vest evenly over 12 months starting from the date of grant. Mr. Buck agreed to forego $106,500 of his salary in fiscal year 2014 pursuant to the Employment Compensation Forfeiture and Exchange Agreement. Mr. Buck was paid out of accrued salary earned, but not paid, during fiscal years 2013 and 2012. The accrued salary paid out was equivalent to the fiscal year 2014 salary that he agreed to forego in lieu of receiving the options.

On December 10, 2013, Mr. Buck was granted options to purchase 7,000 shares of Common Stock. The options are exercisable at $9.44 per share and vested in increments of 12.5% at the beginning of each quarter starting from the date of grant.

On March 3, 2010, Mr. Buck was granted options to purchase 75 shares of Common Stock. The options are exercisable at $3,300.00 per share and vested equally over 48 months starting on March 3, 2010.

Director Compensation―Fiscal Year Ended September 30, 2016

During our fiscal year ended September 30, 2016, non-employee directors did not receive any cash compensation but did receive fully vested grants of Common Stock, Restricted Stock and options to purchase Common Stock for their service on our Board of Directors or committees thereof. The values of the option and restricted share grants were determined using the Black-Scholes Model and the closing price of the stock on the day of grant.

Non-Employee Director Compensation

Name	Option Awards ($)	Stock Awards ($)	Total ($)
Robin Smith(1)	236,800	265,500	502,300
John Pappajohn (2)		126,400	126,400
Zachary McAdoo (3)	118,400	6,400	124,800
Robert Follman (4)		126,400	126,400
Andrew Sassine (5)	118,400	6,400	124,800
Geoffrey Harris (6)		132,700	132,700
Michal Votruba (7)		126,400	126,400
Thomas Tierney (8)	-	118,400	118,400

(1)	On September 22, 2016, the Board granted Dr. Robin Smith 40,000 shares of restricted Common Stock at $6.00 per share, which are fully vested. The stock, valued at $240,000 was granted with a tax "gross-up" provision for which the Company has accrued $250,000 for Federal and California State taxes.

Also on September 22, 2016, the Board granted Dr. Smith an option to purchase 40,000 shares of Common Stock with an exercise price of $6 per shares. These options vest 20% on the date of grant and the remainder upon the achievement of various performance-based metrics.

On April 5, 2016, the Board granted Dr. Smith 5,000 shares of Common Stock at $5.10 per share, which were fully vested.

The aggregate number of option awards outstanding for Dr. Smith at September 30, 2016 was 41,250. Of these, options to purchase 1,250 shares have an exercise price of $11.00 per share and options to purchase 40,000 shares have an exercise price of $6.00 per share.

(2)	On September 22, 2016, the Board granted Mr. Pappajohn 20,000 shares of restricted Common Stock at $6.00 per share, which are fully vested.

On April 5, 2016, the Board granted Mr. Pappajohn 1,250 shares of Common Stock at $5.10 per share, which were fully vested.

Mr. Pappajohn joined our Board on August 26, 2009. The aggregate number of option awards outstanding for Mr. Pappajohn at September 30, 2016 was 2,542. Of these, options to purchase 42 shares have an exercise price of $3,300.00 per share, options to purchase 1,250 shares have an exercise price of $9.44 per share and options to purchase 1,250 shares have an exercise price of $11.00 per share.

(3)	On September 22, 2016, the Board granted Mr. McAdoo options to purchase 20,000 shares of Common Stock at $6.00 per share, which are fully vested.

On April 5, 2016, the Board granted Mr. McAdoo 1,250 shares of Common Stock at $5.10 per share, which were fully vested.

Mr. McAdoo served on our Board from November 21, 2011 to November 1, 2016. The aggregate number of option awards outstanding for Mr. McAdoo at September 30, 2016 was 22,542. Of these, 42 options have an exercise price of $600.00 per share, 1,250 options have an exercise price of $9.44 per share, 1,250 options have an exercise price of $11.00 per share and 20,000 have an exercise price of $6.00 per share.

(4)	On September 22, 2016, the Board granted Mr. Follman 20,000 shares of restricted Common Stock at $6.00 per share, which are fully vested.

On April 5, 2016, the Board granted Mr. Follman 1,250 shares of Common Stock at $5.10 per share, which were fully vested.

Mr. Follman joined our Board on February 25, 2013. The aggregate number of option awards outstanding at September 30, 2016 was 2,500 options. Of these, options to purchase 1,250 shares have an exercise price of $9.44 per share and options to purchase 1,250 shares have an exercise price of $11.00 per share.

(5)	On September 22, 2016, the Board granted Mr. Sassine options to purchase 20,000 shares of Common Stock at $6.00 per share, which are fully vested.

On April 5, 2016, the Board granted Mr. Sassine 1,250 shares of Common Stock at $5.10 per share, which were fully vested.

Mr. Sassine served on our Board from February 25, 2013 to November 1, 2016. The aggregate number of option awards outstanding at September 30, 2016 was 22,500. Of these, options to purchase 1,250 shares have an exercise price of $9.44 per share, options to purchase 1,250 shares have an exercise price of $11.00 per share and options to purchase 20,000 shares have an exercise price of $6.00 per share.

(6)	On September 22, 2016, the Board granted Mr. Harris 20,000 shares of restricted Common Stock at $6.00 per share, which are fully vested.

On April 5, 2016, the Board granted Mr. Harris, as the Chairman of the audit Committee, 2,500 shares of Common Stock at $5.10 per share, which were fully vested.

Mr. Harris joined our Board on July 20, 2015. The aggregate number of option awards outstanding at September 30, 2016 were options to purchase 1,250 shares at $11.00 per share.

(7)	On September 22, 2016, the Board granted Mr. Votruba 20,000 shares of restricted Common Stock at $6.00 per share, which are fully vested.

On April 5, 2016, the Board granted Mr. Votruba 1,250 shares of Common Stock at $5.10 per share, which were fully vested.

Mr. Votruba joined our Board on July 20, 2015. The aggregate number of option awards outstanding at September 30, 2016 was an option to purchase 1,250 shares at $11.00 per share. All share and option grants to Mr. Votruba are assigned to RSJ Investments SICAV a.s. (formerly RSJ Private Equity investiční fond s proměnným základním kapitálem) ("RSJ") RSJ PE, of which he is a representative on the Board

(8)	On September 29, 2016, the Board granted Mr. Tierney 20,000 shares of restricted Common Stock at $6.00 per share, which are fully vested.

Mr. Tierney rejoined our Board on September 29, 2016. Mr. Tierney had originally joined our Board on February 25, 2013, and resigned from our Board on May 22, 2015 and served as its Chairman between March 26, 2013 and the date of his resignation. The aggregate number of option awards outstanding for Mr. Tierney at September 30, 2016 was 1,980 of which options to purchase 1,042 shares have an exercise price of $9.44 per share and options to purchase 938 shares have an exercise price of $50.00 per share.

Director Compensation – Fiscal Year Ending September 30, 2017

For 2017, we expect to review Director compensation.

Upon the successful completion of our July 2017 public offering, our Board has approved our entry into a Chairman Services Agreement (the "Agreement") with Robin L. Smith, M.D., our Chairman. The Agreement became effective on July 14, 2017, the date the Company's securities initially listed on The Nasdaq Capital Market (the "Effective Date") and will remain in effect until the earlier of: (a) termination of the Agreement by mutual agreement of Dr. Smith and the Company, and (b) the eighteen (18) month anniversary of the Effective Date (the "Initial Period"); provided that the Agreement may be automatically extended for additional one year periods thereafter (such period, the "Term").

During the Term, and subject to the terms and conditions of the Agreement, Dr. Smith will provide non-exclusive advisory and management services to the Company, which may include advice and assistance concerning: strategic vision and planning; identification of growth and expansion opportunities; financial planning; and corporate partnering and business development (collectively, the "Services"). Under the Agreement, Dr. Smith is entitled to an annual cash fee of $300,000 (the "Annual Fee"), payable in equal monthly installments. For the 2017 calendar year, Dr. Smith is entitled to be paid the full amount of the Annual Fee. Dr. Smith will remain eligible to receive additional cash bonus awards as determined by the compensation committee of the Board. The Company will pay the associated taxes, federal and state, for certain awards of restricted shares issued to Dr. Smith.

Pursuant to the Agreement, Dr. Smith is also entitled to receive the following equity awards: (a) on the Effective Date, a grant of 25,000 shares of restricted stock (vesting immediately) under the Company's 2012 Omnibus Incentive Compensation Plan (the "Plan"); (b) on the Effective Date, options to purchase 75,000 shares of common stock under the Plan (subject to stockholder approval of an increase to the amount of shares available under the Company's 2012 Plan at the Company's 2017 annual meeting of stockholders); and (c) on the date of the Company’s 2017 annual meeting of stockholders, if and only if certain proposed amendments to the Plan are approved to increase individual annual award limits, an award of options to purchase 50,000 shares of common stock (the "2017 Option Award"). In addition, at each annual meeting of stockholders of the Company thereafter beginning in 2018 during the Term, Dr. Smith will be entitled to receive a grant of 25,000 shares of restricted stock (vesting immediately) under the Plan and options to purchase 75,000 shares of common stock under the Plan. Other than the 2017 Option Award, all options granted under the Agreement will vest 1/3 on the date of grant, 1/3 on the six month anniversary of the date of grant and 1/3 on the twelve month anniversary of the date of grant. The 2017 Option Award will vest on December 1, 2018. Pursuant to the Agreement, all options owned by Dr. Smith will remain exercisable for a period of 10 years from the date of grant, even if Dr. Smith is no longer with the Company.

Pursuant to the Agreement, we will reimburse Dr. Smith for certain travel and other expenses. The Agreement contains certain other provisions related to confidentiality and non-disclosure obligations and indemnification.

42

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of September 30, 2016.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (c)
2006 Equity compensation plan approved by security holders	2,224		$4,065.00	-	(1)
2012 Equity compensation plan approved by security holders	220,896	(3)	$10.58	135,354	(2)
Equity compensation plans not approved by security holders	-			-
Total	223,120		$50.99	135,354

(1)	The 2006 Stock Incentive Plan, as amended, has been frozen and replaced by the 2012 Plan.
(2)	Does not include options to purchase 102,000 shares of Common Stock granted to staff members and an advisor on October 2, 2016 and does not include 143,750 restricted shares issued under the 2012 Plan. The 2012 Plan includes the Evergreen provision which, on January 1 of each year through 2022, automatically increases the number of shares subject to the 2012 Plan by the lesser of: (a) a number equal to 10% of the shares of Common Stock authorized under the 2012 Plan as of the preceding December 31 or (b) an amount, or no amount, as determined by our Board of Directors, so long as the aggregate number of shares of Common Stock authorized under the 2012 Plan does not exceed 885,781.
(3)	Includes options to purchase 2,350 shares of Common Stock forfeited by Mr. Buck in connection with his separation in April 2017.

Transactions with Related Persons, Promoters or Certain Control Persons

Certain Relationships and Related Transactions

Except as follows, since October 1, 2014, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we are or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•	in which any director, executive officer, or other stockholder of more than 5% of our Common Stock or any member of their immediate family had or will have a direct or indirect material interest.

Issuance and Mandatory Conversion of Senior Convertible Notes

Between September 22, 2014 and September 19, 2016, as part of its $6.0 million private placement convertible debt round of financing (the "Convertible Debt Financing"), the Company entered into agreements with various accredited investors (including affiliates) pursuant to which the Company issued senior convertible notes ("Notes") in an aggregate principal amount of $6.0 million. On September 21, 2016, the Company converted the entire outstanding principal balance of $6.0 million, plus accrued interest of $317,000 on all of the Notes, into 1,263,406 shares of Common Stock at a conversion price of $5.00 per share (the "Mandatory Conversion").

Of the $6.0 million of Notes issued by the Company in the Convertible Debt Financing, $5.3 million were purchased by affiliates of the Company (including certain directors, an officer and certain greater than 5% shareholders) and were converted as follows into shares of Common Stock in the Mandatory Conversion:

		Principal Investment in Convertible Notes	Interest Earned At conversion	Shares Issued on conversion
RSJ	(1)	$2,100,000	122,200	444,454
John Pappajohn	(2)	1,600,000	52,500	290,498
Tierney Family Trust	(3)	640,000	46,600	137,328
Follman Family Trust	(4)	550,000	20,400	114,074
Robin Smith MD	(5)	100,000	3,900	20,776
Geoffrey Harris	(6)	10,000	300	2,058
George Carpenter	(7)	100,000	1,300	20,254
Oman Ventures	(8)	200,000	20,400	44,089
		$5,300,000	267,600	1,073,531

(1)	RSJ is a greater than 5% shareholder. Michal Votruba, a Director for Life Sciences for the RSJ/Gradus Fund, joined our Board on July 30, 2015.
(2)	John Pappajohn is a member of the Board. Of the $1.6 million of Notes purchased by Mr. Pappajohn, $200,000 were assigned to four accredited investors on September 6, 2015. Approximately $10,400 of the total interest was attributable to such transferred Notes, resulting in an aggregate of 42,084 shares being issued upon the Mandatory Conversion of such transferred Notes.
(3)	Thomas Tierney is a trustee of the Tierney Family Trust. Mr. Tierney originally joined the Board on February 25, 2013 and served as Chairman of the Board from March 26, 2013 through his resignation on May 22, 2015. On September 29, 2016, Mr. Tierney rejoined the Board. The Tierney Family Trust is a greater than 5% shareholder of the Company.
(4)	Robert Follman is a trustee of the Follman Family Trust and is a member of the Board.
(5)	Dr. Robin Smith is the Chairman of the Board.
(6)	Geoffrey Harris is a member of the Board.
(7)	George Carpenter is the CEO of the Company.

(8)	Mark & Jill Oman are the beneficial owners of Oman Ventures and were greater than 5% shareholders of the Company.

Cancellation of Warrants

In connection with the Convertible Debt Financing, the Company also issued warrants to purchasers of the Notes, including to the affiliates referenced above under "—Issuance and Mandatory Conversion of Senior Convertible Notes." All such warrants were cancelled upon the Mandatory Conversion for no value.

Termination of Governance Agreements

On March 28, 2015, the Company entered into a separate termination agreement with each of Equity Dynamics, Inc. ("Equity Dynamics") and SAIL Capital Partners ("SAIL"), in each case to immediately terminate the respective November 28, 2012 governance agreements (collectively, the "Governance Agreements") that the Company had entered into with each of Equity Dynamics and SAIL (collectively, the "Termination Agreements"). Equity Dynamics is an entity owned by John Pappajohn, a director of the Company, and SAIL was one of the Company’s principal stockholders of which former director, Walter Schindler, was the managing partner. Pursuant to the Governance Agreements, the Company had agreed, subject to providing required notice to stockholders, to appoint four individuals nominated by Equity Dynamics and three individuals nominated by SAIL to the Company’s Board of Directors, and to create vacancies for that purpose, if necessary. In addition, at each meeting of stockholders of the Company at which directors were nominated and elected, the Company had agreed to nominate for election the four designees of Equity Dynamics and the three designees of SAIL, and further had agreed to take all necessary action to support such election, and to oppose any challenges to such designees. The Governance Agreements also restricted the Company’s ability to increase the number of directors to more than seven without the consent of Equity Dynamics and SAIL. Pursuant to the Termination Agreements, the Governance Agreements were terminated in their entirety as of March 28, 2015, and are of no further force or effect.

Director and Officer Indemnification Agreement

On December 7, 2015, the Company entered into indemnification agreements with each of its Directors and Executive Officers. The agreements provide for, among other things: the indemnification of these Directors and Officers by the Company to the fullest extent permitted by the laws of the State of Delaware; the advancement to such persons by the Company of certain expenses; related procedures and presumptions of entitlement; and other related matters.

Transactions with John Pappajohn, Director

Mr. Pappajohn participated in the Convertible Debt Financing. Please see "—Issuance and Mandatory Conversion of Senior Convertible Notes" and "—Cancellation of Warrants" above for more information.

On May 13, 2016, and June 27, 2016, Mr. Pappajohn gifted in aggregate 32,692 of his shares of Common Stock to 12 outside parties including family and friends. The transfer of these shares was completed on September 16, 2016.

On November 30, 2016, December 29, 2016, February 10, 2017 and March 21, 2017, the Company sold and issued in aggregate 120,000 shares of its Common Stock, at a per share price of $6.25, in private placements to Mr. Pappajohn, who purchased common stock for $200,000, $100,000, $200,000 and $250,000 respectively resulting in gross cash proceeds to the Company of $750,000.

Transactions with George Carpenter, President and Chief Executive Officer

Mr. Carpenter participated in the Convertible Debt Financing. Please see "—Issuance and Mandatory Conversion of Senior Convertible Notes" and "—Cancellation of Warrants" above for more information.

On September 25, 2013, the Board approved a consulting agreement effective May 1, 2013, for marketing services provided by Decision Calculus Associates, an entity operated by Mr. Carpenter’s spouse, Jill Carpenter. Effective August 2015, DCA was engaged at a fee of $10,000 per month. From August 2015 through December 31, 2016, DCA has been paid $155,000 with a further $15,000 balance due in accounts payable. The Decision Calculus Associates contract was not renewed for 2017.

Transactions with Robin Smith, M.D., Chairman of the Board

Dr. Smith participated in the Convertible Debt Financing. Please see "—Issuance and Mandatory Conversion of Senior Convertible Notes" and "—Cancellation of Warrants" above for more information.

On November 30, 2016, the Company sold and issued a 16,000 shares of its Common Stock, at a per share price of $6.25, in a private placement to Dr. Smith resulting in gross cash proceeds to the Company of $100,000.

On July 14, 2017, the Company entered into a Chairman Services Agreement with Dr. Smith, pursuant to which Dr. Smith is entitled to receive certain cash and other compensation (including the vesting of certain awards upon stockholder approval of the proposal to amend the 2012 plan, as set forth in Proposal 2 of this proxy statement). Please see “Executive Compensation — Director Compensation — Fiscal Year Ending September 30, 2017” above for more information.

Transactions with Geoffrey Harris, Director

Mr. Harris participated in the Convertible Debt Financing. Please see "—Issuance and Mandatory Conversion of Senior Convertible Notes" and "—Cancellation of Warrants" above for more information.

On March 3, 2017, the Company sold and issued 5,000 shares of its Common Stock, at a per share price of $6.25, in a private placement to Geoffrey Harris, a director of the Company, resulting in gross cash proceeds to the Company of $31,250.

Transactions with Robert J. Follman, Former Director

The Trust of Robert J. Follman and Carole A. Follman, dated August 14, 1979 (the "Follman Trust"), of which Robert J. Follman is a trustee, participated in the Convertible Debt Financing. Please see "—Issuance and Mandatory Conversion of Senior Convertible Notes" and "—Cancellation of Warrants" above for more information. Mr. Follman resigned from our Board on July 13, 2017.

Transactions with Tierney Family Trust, Greater than 5% Stockholder

The Tierney Family Trust participated in the Convertible Debt Financing. Please see "—Issuance and Mandatory Conversion of Senior Convertible Notes" and "—Cancellation of Warrants" above for more information.

Mr. Tierney resigned from the Board as a Director on July 13, 2017. Mr. Tierney is a trustee of the Thomas T. and Elizabeth C. Tierney Family Trust (the "Tierney Family Trust"), which is a greater than 5% stockholder.

On November 30, 2016, the Company sold and issued 32,000 shares of its Common Stock, at a per share price of $6.25, in a private placement to the Tierney Family Trust, resulting in gross cash proceeds to the Company of $200,000.

Transactions with RSJ, Greater than 5% Stockholder

RSJ participated in the Convertible Debt Financing. Please see "—Issuance and Mandatory Conversion of Senior Convertible Notes" and "—Cancellation of Warrants" above for more information.

On March 20, 2017, the Company entered into a subscription agreement (the "Subscription Agreement") pursuant to which it sold and issued an aggregate of 160,000 shares of Common Stock, at a price of $6.25 per share, in a private placement to RSJ, for which the Company received gross cash proceeds of $1,000,000. RSJ is a greater than 5% shareholder. Michal Votruba, a Director for Life Sciences for the RSJ/Gradus Fund, joined our Board on July 30, 2015. Pursuant to the Subscription Agreement, the private placement is not subject to a minimum or maximum amount, and the Company cannot provide any assurances that it will receive any additional amount of proceeds in the private placement.

Transactions with Mark and Jill Oman, Greater than 5% Stockholder

On September 22, 2014, Oman Ventures LLC, of which Mr. Oman, a greater than 5% stockholder, is the President, purchased a Note for $200,000. Pursuant to the Omnibus Amendment, such Notes were convertible into shares of Common Stock at $10.00 per share: (i) automatically, upon the closing of a qualified offering of not less than $5 million, or (ii) voluntarily, within 15 days prior to maturity.

Additionally, on December 23, 2015, in connection with the Second Amended and Restated Note & Warrant Purchase Agreement, Oman Ventures LLC was issued an Extension Warrant to purchase 20,000 shares of Common Stock at $10.00 per share. At this time Mr. and Mrs. Oman ceased being greater than 5% Stockholders.

Hooper Holmes Agreement

In 2016, we entered into an agreement with Hooper Holmes Inc, in which Dr. Smith, our Chairman of the Board, became an advisory member of its board as of March 16, 2017, and in which Mr. Pappajohn, our director, has participated in equity raises to become the beneficial owner of a greater than 10% interest. Hooper Holmes has been engaged to administer our EEG's nationwide as we expand our commercial business.

AUDIT RELATED MATTERS

Audit Committee Report

In fulfilling its responsibilities for the financial statements for fiscal year 2016, the audit committee of the Board of Directors:

•	Reviewed and discussed the audited financial statements for the year ended September 30, 2016 with management and Anton & Chia, LLP (the "Auditors"), the Company's independent auditors; and

•	Received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") regarding the Auditors' communications with the audit committee concerning independence, and has discussed with the Auditors the Auditors' independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2016, the audit committee discussed with the Auditors the matters required to be discussed by Auditing Standard No. 1301 adopted by the PCAOB regarding "Communications with Audit Committees" relating to the conduct of the audit. The audit committee also considered the status of other areas of oversight relating to the financial reporting and audit process that it determined appropriate.

Based on the audit committee's review of the audited financial statements and discussions with management and the Auditors, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2016 for filing with the Securities and Exchange Commission. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the Auditors' independence.

Audit Committee of the Board of Directors

Geoffrey E. Harris

Robert J. Follman

Thomas T. Tierney

Michal Votruba

(1)	The material in this Audit Committee Report is not "soliciting material" and is not deemed "filed" with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Services Provided by the Independent Auditors

Subject to ratification by the stockholders at the annual meeting, our board of directors has appointed Marcum, LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2017. We expect representatives of Marcum, LLP to be present at the Annual Meeting, to be available to respond to appropriate questions and to be given an opportunity to make a statement if they so desire.

For our fiscal year ending September 2016, and for our quarters ended December 31, 2016 and March, 31 2017, Anton & Chia, LLP were our independent auditors.

Audit Fees

The aggregate fees billed for professional services rendered by Anton & Chia, LLP for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2016 and 2015 were $110,000 and $110,000, respectively.

Audit-Related Fees

Anton & Chia, LLP billed us $0 and $0 in fees for assurance and related services related to the performance of the audit or review of our financial statements for the fiscal years ended September 30, 2016 and 2015, respectively.

Tax Fees

The aggregate fees billed by Anton & Chia, LLP for professional services rendered for tax compliance, tax advice, and tax planning during our fiscal year ended September 30, 2015, was $9,000. For the fiscal year ended September 30, 2016, we used a non-audit related accounting firm for tax compliance, tax advice, and tax planning services.

All Other Fees

None.

Audit Committee Policies and Procedures

Our Audit Committee is directly responsible for interviewing and retaining our independent accountant, considering the accounting firm's independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. During each of the fiscal years ended September 30, 2016 and 2015, respectively, our Audit Committee pre-approved 100% of the audit services as described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial and other ownership of the shares of our Common Stock as of July 25, 2017:

•	Each person whom we know to be the beneficial owner of 5% or more of our outstanding Common Stock;
•	Each of our executive officers;
•	Each of our current directors; and
•	All of our executive officers and directors as a group.

Applicable percentage ownership interest as of July 25, 2017 is based on 4,239,061 shares of issued and outstanding Common Stock. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. For purposes of such calculation, shares of our Common Stock subject to options, warrants and convertible promissory notes issued by us (and convertible interest on those notes) that are currently exercisable or convertible, or exercisable or convertible within sixty days from July 25, 2017, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible promissory notes, as applicable, for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o MYnd Analytics, Inc., 26522 La Alameda, Suite 290, Mission Viejo, CA 92691.  There are no shares of any other class or series of stock issued and outstanding.

	Shares Beneficially Owned as of July 25, 2017
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

Executive Officers and Directors:

George Carpenter (1)
President and Chief Executive Officer	65,338	1.53%
Paul Buck (2)
Chief Financial Officer and Secretary (ret.)	39,425	*
Donald E. D’Ambrosio (3) Chief Financial Officer and Secretary	5,500	*
Robin L. Smith (4)
Chairman of the Board of Directors	148,249	3.47%
John Pappajohn (5)
Director	518,485	12.22%
Michal Votruba (6)
Director	-	*
Geoffrey E. Harris (7)
Director	30,461	*
Directors and officers as a group (6 persons) (8)	768,213	17.81%

Non-Director 5%+ Stockholders:
RSJ (9)	626,607	14.78%

* Less than 0.1%

(1)	Consists of (a) 32,209 shares of Common Stock and (b) 33,129 shares of Common Stock issuable upon the exercise of vested and exercisable options. Mr. Carpenter has been our Chief Executive Officer since April 2009 and our President since April 29, 2011.

(2)	Consists of (a) 8,425 shares of Common Stock and (b) 31,000 shares of Common Stock issuable upon the exercise of vested and exercisable options. Mr. Buck has been our Chief Financial Officer since February 18, 2010, and retired effective March 31, 2017.

(3)	Consists of 5,500 shares of Common Stock issuable upon the exercise of vested and exercisable options. Mr. D’Ambrosio joined the Company as Chief Financial Officer and Secretary effective March 31, 2017.

(4)	Consists of (a) 115,526 shares of Common Stock and (b) 32,903 shares of Common Stock issuable upon the exercise of vested and exercisable options. Dr. Smith has been the Chairman of the Board since August 20, 2015.

(5)	Consists of (a) 516,290 shares of Common Stock and (b) 2,195 shares of Common Stock issuable upon the exercise of vested and exercisable options. Mr. Pappajohn has been a member of the Board since August 26, 2009.

(6)	Mr. Votruba is a representative of RSJ; refer to footnote (11) below, as all of his granted shares and options to purchase Common Shares are assigned to RSJ, including 21,250 shares of Common Stock and 764 shares of Common Stock issuable upon the exercise of vested and exercisable options. Mr. Votruba has been a member of the Board since July 30, 2015.

(7)	Consists of (a) 29,558 shares of Common Stock and (b) 903 shares of Common Stock issuable upon the exercise of vested and exercisable options. Mr. Harris has been a member of the board since July 30, 2015.

(8)	Consists of (a) 693,583 shares of Common Stock and (b) 74,630 shares of Common Stock issuable upon the exercise of vested and exercisable options. Excludes beneficial ownership of Mr. Buck, the Company’s former Chief Financial Officer.

(9)	Consists of (a) 625,704 shares of Common Stock and (b) 903 shares of Common Stock issuable upon the exercise of vested and exercisable options. The address of RSJ is Na Florenci 2116/15, 110 00 Prague 1, Czech Republic.

Changes in Control

We do not have any arrangements which may at a subsequent date result in a change in control.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of more than 10% of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended September 30, 2016, all of our executive officers, directors and the holders of 5% or more of our Common Stock complied with all Section 16(a) filing requirements, except for: (1) RSJ, which did not timely file a Form 3 reporting of two transactions and a Form 4 reporting of five transactions.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8"), in order for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting"), the stockholder proposal must be received at our principal executive offices no later than the close of business on April 3, 2018, and must otherwise comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

If a stockholder wishes to present a proposal for consideration at the 2018 Annual Meeting other than through inclusion in our proxy statement and form of proxy in accordance with the requirements of Rule 14a-8, we must receive notice of such stockholder proposal at our principal executive offices by June 17, 2018, or such notice will be considered untimely under Rule 14a-4(c)(1) of the Exchange Act, and our management will be able to vote proxies at its discretion with respect to such stockholder proposal.

The deadlines described above are calculated by reference to the date that proxy materials for our 2017 Annual Meeting were first distributed to stockholders. If we decide to hold our 2018 Annual Meeting more than 30 days before or after August 21, 2018 (the one-year anniversary date of the 2017 Annual Meeting), then the deadlines shall instead be a reasonable time before we begin to print and mail the proxy materials for the 2018 Annual Meeting. Upon determination by us that the date of the 2018 Annual Meeting will be advanced or delayed by more than 30 days from August 21, 2018, we will, in a timely manner, inform stockholders of such change and disclose the new deadline by which stockholder proposals must be received in Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or in a current report on Form 8-K, or if impracticable, by any means reasonably determined to inform stockholders

Any stockholder who wishes to submit a stockholder proposal should send it to MYnd Analytics, Inc., 26522 La Alameda, Suite 290, Mission Viejo, CA 92691, Attn: Don D'Ambrosio.

Solicitation of Proxies

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise. We estimate that the total amount to be spent in connection with such activities will be $30,000. We also may engage a proxy solicitation firm to assist with the solicitation of proxies, although we have not yet determined to do so, and we expect that if we do engage a proxy solicitation firm that the additional cost to be borne by us will be approximately $10,000.

Annual Report on Form 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2016, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MYND ANALYTICS, INC., 26522 LA ALAMEDA, SUITE 290, MISSION VIEJO, CA 92691, ATTN: DON D’AMBROSIO.

Householding

Unless they have received contrary instructions, public companies may send a single copy of the annual and subsequent quarterly report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if they believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at those households and helps reduce expenses.

If you live in a household receiving a single copy of the annual and subsequent quarterly report, proxy statement and notice of annual meeting and would like to receive your own set of the annual report, proxy statement and notice of annual meeting this year or in future years, follow the instructions described below:

If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC and inform them of your request to revoke householding by calling them at 1-800-937-5449 or writing to them at 59 Maiden Lane, New York, NY 10038. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

If two or more stockholders residing in the same household individually receive copies of the annual and subsequent quarterly reports, proxy statement and notice of annual meeting and as a household wish to receive only one copy, you may contact American Stock Transfer & Trust Company, LLC at the address and telephone number listed in the preceding paragraph in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

On Behalf of the Board of Directors

/s/ George C. Carpenter IV
President and Chief Executive Officer
26522 La Alameda, Suite 290
Mission Viejo, CA 92691
July 27, 2017

ANNEX A

MYND ANALYTICS, INC.

AMENDED AND RESTATED

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

 i

 ii

 iii

MYND ANALYTICS, INC.

AMENDED AND RESTATED

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

Article 1.
Effective Date, Objectives and Duration

1.1            Effective Date of the Plan. MYnd Analytics, Inc., a Delaware corporation (the “Company”), hereby amends and restates the Company's 2012 Omnibus Incentive Compensation Plan (the “2012 Plan” and, as amended and restated, the "Plan"), as set forth in this document. The 2012 Plan became effective as of March 22, 2012, upon its approval by the stockholders of the Company at the annual meeting of stockholders held on May 23, 2013. The Company adopted the Plan on September 22, 2016 (the "Effective Date"), subject to the requisite approval by its stockholders. The terms of the Plan are set forth herein.

1.2            Objectives of the Plan . The Plan is intended (a) to allow selected employees of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3            Duration of the Plan . The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 14 hereof, until the earlier of March 22, 2022, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1           “ Affiliate ” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2           “ Award ” means Options (including non-qualified options and Incentive Stock Options), Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares, or Other Stock-Based Awards granted under the Plan.

2.3           “ Award Agreement ” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4           “ Board ” means the Board of Directors of the Company.

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2.5           “ Bonus Shares ” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an Eligible Person.

2.6           “ CEO ” means the Chief Executive Officer of the Company.

2.7           “ Code ” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.8           “ Committee ” or “ Incentive Plan Committee ” has the meaning set forth in Section 3.1(a).

2.9           “ Compensation Committee ” means the compensation committee of the Board.

2.10         “ Common Stock ” means the common stock, $0.001 par value, of the Company.

2.11         “ Covered Employee ” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is a “covered employee,” within the meaning of Code Section 162(m), with respect to the Company.

2.12         “ Deferred Stock ” means a right, granted under Article 9, to receive Shares at the end of a specified deferral period.

2.13         “ Disability ” or “ Disabled ” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

 (a)          Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

 (b)          In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i)          the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii)         the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.14         “ Dividend Equivalent ” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.15         “ Eligible Person ” means any employee (including any officer) of, or non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate, or potential employee (including a potential officer) of, or non-employee consultant to, the Company or an Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.16         “ Exchange Act ” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

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2.17         “ Exercise Price ” means with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option.

2.18         “ Fair Market Value ” means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on The Nasdaq Capital Market (“Nasdaq”), or if not the Nasdaq, on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B). Such definition(s) of Fair Market Value shall be specified in each Award Agreement and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however that in the absence of such determination, Fair Market Value means the closing price for a Share as reported by the Nasdaq (or such other principal exchange) on the date immediately preceding the Grant Date or other applicable date, or if no sales occurred that day, on the most recent date upon which sales did occur.

2.19         “ Grant Date ” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.20         “ Grantee ” means a person who has been granted an Award.

2.21         “ Incentive Stock Option ” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.22         “ Including ” or “ includes ” means “including, without limitation,” or “includes, without limitation,” respectively.

2.23         “ Management Committee ” has the meaning set forth in Section 3.1(b).

2.24         “ Non-Employee Director ” means a member of the Board who is not an employee of the Company or any Affiliate.

2.25         “ Option ” means an option granted under Article 6 of the Plan.

2.26         “ Other Stock-Based Award ” means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.27         “ Performance-Based Exception ” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder). Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.28         “ Performance Measures ” has the meaning set forth in Section 4.4.

2.29         “ Performance Period ” means the time period during which performance goals must be met.

2.30         “ Performance Share ” and “ Performance Unit ” have the respective meanings set forth in Article 8.

2.31         “ Period of Restriction ” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

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2.32         “ Person ” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.33         “ Restricted Shares ” means Shares, granted under Article 7, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.34         “ Restricted Stock Units ” are rights, granted under Article 9, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.35         “ Rule 16b-3 ” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.36         “ SEC ” means the United States Securities and Exchange Commission, or any successor thereto.

2.37         “ Section 16 Non-Employee Director ” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.38         “ Section 16 Person ” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.39         “ Separation from Service ” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.40         “ Share ” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.41         “ Subsidiary Corporation ” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.42         “ Surviving Company ” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding stock of the Company.

2.43         “ Term ” of any Option means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled. No Option under this Plan shall have a Term exceeding 10 years.

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2.44         “ Termination of Affiliation ” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company; provided, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.
Administration

3.1          Committee .

(a)          Subject to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b)          The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

(c)          Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent any has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2           Powers of Committee . Subject to and consistent with the provisions of the Plan, the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)         to determine when, to whom and in what types and amounts Awards should be granted;

(b)         to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

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(c)         to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d)         to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)          to determine the Term of any Option;

(f)          to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g)         to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)         to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

(i)          to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j)          to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k)         to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)          to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m)        to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n)         to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o)         to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

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(p)         to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(q)         to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r)          to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

3.3           No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option may not be amended to reduce the Exercise Price of such Option or cancel any outstanding Option in exchange for other Options with an Exercise Price that is less than the Exercise Price of the cancelled Option or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option over the aggregate Exercise Price of such Option or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply to any adjustment allowed under to Section 4.2.

Article 4.
Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1          Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be:

(a) 975,000, including Shares delivered pursuant to the exercise of Incentive Stock Options granted hereunder; plus

(b) an annual increase to be added as of January 1, beginning in 2017 and occurring each year thereafter through 2022, equal to the lesser of: (i) 10% of the Shares authorized under the Plan as of the preceding December 31 and (ii) any number of Shares, or no Shares, as determined by the Board, but in no event may the number of Shares authorized under the Plan exceed 1,570,248.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6.(b)) are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.

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Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2          Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control .

(a)           Adjustment in Authorized Shares and Awards . In the event that the Committee determines that any dividend or other distribution (whether in the form of Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options to the extent that such adjustment would cause the Option (determined as if such Option was an Incentive Stock Option) to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)           Merger, Consolidation or Similar Corporate Transaction . In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, such Award shall be vested and non-forfeitable and any conditions on such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable. If an Award becomes exercisable or non-forfeitable in lieu of assumption or replacement by the Surviving Company in a Corporate Transaction, the Committee may either (i) allow all Grantees to exercise such Awards of Options within a reasonable period prior to the consummation of the transactions and cancel any outstanding Awards that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding Awards of Options in exchange for a payment (in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price) if such Options were fully vested and exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c)           Liquidation or Dissolution of the Company . In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d)          Deferred Compensation and Awards Intended to Comply With the Performance-Based Exception . Notwithstanding the forgoing provisions of this Section 4.2,

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(i)          if an Award (other than an Option) is intended to comply with the Performance-Based Exception, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c) until the earlier (i) the consummation of a change of control of the Company (as determined by the Committee in its sole discretion) or (ii) the attainment of the Performance Measure(s) upon which the Award is conditioned as certified by the Committee; and

(ii)         if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5).

4.3          Compliance with Section 162(m) of the Code .

(a)           Section 162(m) Compliance . To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this Section 4.3(a) shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a Covered Employee at the time such Award is settled shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

(b)           Annual Individual Limitations . No Grantee may be granted Awards (other than Awards that cannot be satisfied in Shares) with respect to more than 150,000 Shares, subject to adjustment as provided in Section 4.2(a), in a single calendar year and except as otherwise provided in Section 5.6(b).

4.4           Performance-Based Exception Under Section 162(m) . Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following: the attainment by a Share a specified Fair Market Value for a specified period of time; earnings per Share; earnings per Share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. Any applicable Performance Measure may be applied on a pre- or post-tax basis. The Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices). For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code.

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The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Article 5.
Eligibility and General Conditions of Awards

5.1           Eligibility . The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2          Award Agreement . To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3          General Terms and Termination of Affiliation . The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 14.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

5.4          Nontransferability of Awards .

(a)          Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b)          No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

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(c)          Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)          Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5          Cancellation and Rescission of Awards . Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6          Stand-Alone, Tandem and Substitute Awards .

(a)          Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits;

(b)          The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7          Compliance with Rule 16b-3 .

(a)            Six-Month Holding Period Advice . Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

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(b)            Reformation to Comply with Exchange Act Rules . To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c)            Rule 16b-3 Administration . Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8           Deferral of Award Payouts . The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 15 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Stock Options

6.1           Grant of Options . Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2           Award Agreement . Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3           Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4           Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a)          shall be granted only to an employee of the Company or a Subsidiary Corporation;

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(b)          shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c)          shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)          shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)          shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)          shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g)         shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)         shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5          Payment of Exercise Price. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)          cash, personal check or wire transfer;

(b)          delivery of Common Stock owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

(c)          with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

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(d)          with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

(e)          subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Restricted Shares

7.1            Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

7.2            Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

7.3            Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

7.4            Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

7.5            Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

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Article 8.
Performance Units and Performance Shares

8.1          Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2          Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

(a)           Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b)           Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

8.3          Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 9.
Deferred Stock and Restricted Stock Units

9.1          Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 15 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

9.2          Vesting and Delivery. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. Delivery of Shares subject to a grant of Restricted Stock Units occurs no later than the 15 th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. In addition, an Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock or Restricted Stock Units remains subject to a substantial risk of forfeiture, such Deferred Shares or Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

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Article 10.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Article 11.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 12.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion.

Article 14.
Amendment, Modification, and Termination

14.1         Amendment, Modification, and Termination. Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

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14.2        Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 15.
Compliance with Code Section 409A

15.1        Awards Subject to Code Section 409A. The provisions of this Article 15 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

15.2        Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a)          Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in Shares or other property.

(b)          Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

(c)          Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

15.3        Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a)          No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)          Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 15.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)          No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

15.4        Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a)          Separation from Service;

(b)          The date the Participant becomes Disabled (as defined in Section 2.13(b);

(c)          The Participant’s death;

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(d)          A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 15.2 and/or 15.3, as applicable; or

(e)          A change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).

15.5        Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

15.6        Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.

15.7        No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 16.
Withholding

16.1        Required Withholding.

(a)          The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)          payment of an amount in cash equal to the amount to be withheld;

(ii)         delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii)        requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)        withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

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(b)          Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

16.2        Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 17.
Additional Provisions

17.1        Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

17.2        Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17.3        Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

17.4        Securities Law Compliance.

(a)          If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b)          If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

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17.5         Awards Subject to Claw-Back Policies. Notwithstanding any provisions herein to the contrary, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

17.6         No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

17.7         Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

17.8         Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

17.9         Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

17.10       Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

17.11       Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

17.12       Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

17.13       Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

17.14       Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

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17.15       Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

17.16       Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

17.17       No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

17.18       Stockholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

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ANNEX B

 PROPOSED CERTIFICATE OF AMENDMENT — AUTHORIZED SHARE REDUCTION

MYnd Analytics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:  That the Board of Directors (the “Board”) of MYnd Analytics, Inc. (the “Corporation”) on March 22, 2017, duly adopted resolutions ("Resolutions") setting forth a proposed amendment of the Certificate of Incorporation of the Corporation approving of a reduction in the number of authorized shares of Common Stock which the Corporation is authorized to issue from 500,000,000 to 250,000,000 (the “Share Reduction”), (hereinafter the “Amendment”), and declaring such Amendment effecting the Share Reduction to be advisable and calling for consideration and approval of the Amendment by stockholders of the Corporation.

SECOND: In accordance with the Resolutions, this Certificate of Amendment (the "Certificate of Amendment") amends the provisions of the Corporation's Certificate of Incorporation, as amended, filed with the Secretary of State of the State of Delaware (the "Certificate of Incorporation").

THIRD: That Article IV of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety, as follows:

ARTICLE IV

CAPITAL STOCK

Section 4.A. The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Sixty Five Million (265,000,000).

Section 4.B. Common Stock. The total number of shares of Common Stock which the Corporation shall have authority to issue is Two Hundred and Fifty Million (250,000,000), with a par value of $0.001 per share. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Corporation’s Common Stock.

Section 4.C. Blank-Check Preferred Stock. The total number of shares of undesignated preferred stock which the Corporation shall have the authority to issue is Fifteen Million (15,000,000) shares, with a par value of $0.001 per share. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

FOURTH: That pursuant to the Resolution, an annual meeting of the stockholders of the Corporation was duly called and held on August 21, 2017 upon notice in accordance with section 222 of the General Corporation Law of the State of Delaware, pursuant to which a majority of each class of stockholders voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted on August 21, 2017 in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SIXTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation of MYnd Analytics, Inc. as of ___________, 2017.

MYND ANALYTICS, INC.

By:
Name:	George C. Carpenter IV

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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MYnd2017**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it, prior to August 17, 2017, in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E30292-P91300 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MYND ANALYTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robin L. Smith, M.D.
02) John Pappajohn
03) Geoffrey E. Harris
04) Michal Votruba

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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